LEASE

BY AND BETWEEN

DWF HI WALSH BOWERS, LLC,
a Delaware limited liability company
as Landlord

and

MIRAMAR LABS, INC.,
a Delaware limited liability company,
as Tenant

For Premises located at
2790 Walsh Avenue, Santa Clara, California

7782265_1.docx

LEASE
This Lease is dated as of the lease reference date specified in Section A of the Summary of Basic Lease Terms and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the Summary.
SUMMARY OF BASIC LEASE TERMS

SECTION (LEASE REFERENCE)	TERMS

A.	Lease Reference Date:	December 16, 2013
(Introduction)
B.	Landlord:	DWF III Walsh Bowers, LLC
(Introduction)		a Delaware limited liability company
C.	Tenant:	Miramar Labs, Inc.
(Introduction)		a Delaware limited liability company
D. (§ 1.20)	Premises:
That area consisting of approximately 29,256 square feet of gross leasable area the address of which is 2790 Walsh Avenue, Santa Clara, California. An outlined of the Premises is attached hereto as Exhibit A. The Premises is located in the Building described below.

E. (§1.21)	Project:	The land and improvements outlined on Exhibit B currently with the Building described below.
F. (§ 1.7)	Building:
The building having commonly known addresses of 2845 and 2855 Bowers Avenue, and 2790 Walsh Avenue, Santa Clara, California. The Building contains approximately 61,500 square feet of gross leasable area.
The gross leasable area of the Premises and Building referred to above shall be deemed the actual gross leasable area in the Premises and Building.

G. (§ 1.28)	Tenant’s Share:	47.57% of the Building based on the ratio that the rentable square footage of the Premises bears to the total rentable square footage in the Building.

H. (§4.5)	Tenant’s Allocated Parking Stalls:	97 parking spaces.
I. (§ 1.24)	Scheduled Commencement Date:	March 1, 2014.
J. (§ 1.17)	Lease Term:
Sixty-two (62) calendar months (plus the partial month following the Commencement Date if such date is not the first day of a month). If the Commencement Date is other than the first day of a calendar month, the first month of the Lease Term shall include the remainder of the calendar month in which the Commencement Date occurs plus the first full calendar month thereafter.

K. (§ 3-1 )	Base Monthly Rent:	The Base Monthly Rent shall be in the following applicable amounts:
	Months	Base Monthly Rent
	1-12	$42,421.20 (subject to the Base Rent Abatement provided below)
	13 — 24	$43,693.84
	25 — 36	$45,004.65
	37 — 48	$46,354.79
	49 — 60	$47,745.43
	61 —62	$49,177.80

The foregoing schedule starts as of the Commencement Date. If the Commencement Date occurs other than on the first day of a calendar month, the first month of the Term shall consist of the remainder of the partial month in which the Commencement Date occurs plus the next full calendar month; provided however, the inclusion of such partial month with the next full calendar month shall not entitle Tenant to any additional free rent as hereinafter described. Except as provided in this paragraph, Landlord agrees not to demand or collect and Tenant shall have no obligation to pay Base Monthly Rent for the first three (3) months of the Lease Term (the “Base Rent Abatement Period”); provided, however, that if the Commencement Date is other than the first day of a calendar month, the Base Rent Abatement Period shall be the first ninety (90) days from and including the Commencement Date. The Base Monthly Rent abated for the Base Rent Abatement Period collectively shall be referred to as the “Base Rent Abatement.” Tenant shall be required to pay Tenant’s Share of Operating Expenses and all other Additional Rent and charges during the Base Rent Abatement Period and continuing throughout the Lease Term.

L. (§ 33)	Prepaid Rent:	$42,421.20.
M. (§ 3.5 & §3.6)	Letter of Credit:	Letter of Credit for $295,067.00.

N. (§ 4.1)	Permitted Use:
The Premises shall be used solely for general office, research and development, medical device light manufacturing, and small outpatient clinic, but for no other purpose. The use of any portion of the Premises for the outpatient clinic shall be conditioned upon and subject to the following:
(a) The maximum rentable square footage of space for the clinic shall be limited to 1000 rentable square feet in the aggregate in the Premises;
(b) The clinic shall not be open to the general public and shall be solely for the purposes of: i) clinical research on Tenant’s devices; ii) clinical studies approved by an appropriate Institutional Review Board and/or the US Food and Drug Administration; iii) training physicians on the use of Tenant’s devices; and customer demonstrations;
(c) The clinic may be licensed to a qualified physician to perform the uses set forth in sub-paragraph (b) above;
(d) The clinic shall not be used for more than 20% of regular business hours and shall not interfere with any other tenant’s or occupants use or occupancy of any portion of the Building;
(e) At its expense, Tenant shall be solely responsible for obtaining all licenses and permits for the conduct of such clinic and shall provide copies of same to Landlord;
(f) Any additional alterations or improvements required under any applicable federal, state or local law shall be the responsibility of Tenant at its expense;
(g) Except where as expressly permitted in this Lease, Tenant shall not use any Hazardous Materials in connection with the clinic or in providing any services or tests to visitors of the clinic; and
(h) Except with respect to a qualified physician using the clinic in accordance with the permitted uses set forth herein, the right to operate the clinic is personal to the original party signing this Lease as Tenant but may not be exercised or relied upon by any other party.

O. (§ 5.2)	Permitted Tenant’s Alterations limit:	$30,000.00
P. (§9 A)	Tenant’s Liability Insurance Minimum:	$5,000,000.00
Q. (§ 1.3)	Landlord’s Address: With a copy to:
Divco West Real Estate Services, Inc.
3032 Bunker Hill Lane, Suite 102
Santa Clara, CA 95054
Attn: Property Manager

Divco West Real Estate Services, Inc.
575 Market Street, 35th floor
San Francisco, CA 94105
Attn.: Asset Manager

R. (§ 1.3)	Tenant’s Address:	Prior to the Commencement Date: 445 Indio Way Sunnyvale, CA 94085 Attn.: Chief Financial Officer From and after the Commencement Date: At the Premises Attn.: Chief Financial Officer
S. (§15.13)	Retained Real Estate Brokers:	Colliers International and CBRE representing Landlord, and Kidder Mathews representing Tenant.
T. (§ 1.16)	Lease:	This Lease includes the summary of the Basic Lease Terms, the Lease, and the following exhibits and addenda:
		Exhibit A — Outline of Premises
		Exhibit B — Project Site Plan
		Exhibit C - Work Letter for Tenant Improvements
		Exhibit D - Acceptance Agreement
		Exhibit E — Option to Extend
		Exhibit F — Hazardous Material Certificate
The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.
ARTICLE 1 DEFINITIONS
1.1    General: Any initially capitalized term that is given a special meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.
1.2    Additional Rent: The term “Additional Rent” is defined in Section 3.2.

1.3    Address for Notices: The term “Address for Notices” means the addresses set forth in Sections Q and R of the Summary; provided, however, that after the Commencement Date, Tenant’s Address for Notices shall be the address of the Premises.
1.4    Agents: The term “Agents” means the following: (i) with respect to Landlord, the employees and agents of Landlord; and (ii) with respect to Tenant, the employees, contractors, agents and invitees of Tenant and Tenant’s subtenants and their respective agents, employees, contractors, and invitees.
1.5    Agreed Interest Rate: The term “Agreed Interest Rate” means that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.
1.6    Base Monthly Rent: The term “Base Monthly Rent” means the fixed monthly rent payable by Tenant pursuant to Section 3.1 which is specified in Section K of the Summary.
1.7    Building: The term “Building” means the building in which the Premises are located which Building is identified in Section F of the Summary.
1.8    Commencement Date: The term “Commencement Date” is the date the Lease Term commences, which term is defined in Section 2.2.
1.9    Common Area: The term “Common Area” means all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.
1.10    Operating Expenses: The term “Operating Expenses” is defined in Section 8.2.
1.11    Effective Date: The term “Effective Date” means the date the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.
1.12    Event of Tenant’s Default: The term “Event of Tenant’s Default” is defined in Section 13.1.
1.13    Hazardous Materials: The terms “Hazardous Materials” and “Hazardous Materials Laws” are defined in Section 7.2F.
1.14    Insured and Uninsured Peril: The terms “Insured Peril” and “Uninsured Peril” are defined in ¶1.2E.
1.15    Law: The term “Law” means any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this

Lease or the Premises, both, in effect either at the Effective Date or any time during the Lease Term, including, without limitation, any Hazardous Material Law (as defined in Section 7.2F) and the Americans with Disabilities Act, 42 U.S.C. §§ 12101 et. seq. and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto.
1.16    Lease: The term “Lease” means the Summary and al elements of this Lease identified in Section T of the Summary, all of which are attached hereto and incorporated herein by this reference.
1.17    Lease Term: The term “Lease Term” or “Term” means the term of this Lease which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.
1.18    Lender: The term “Lender” means any beneficiary, mortgage, secured party, lessor, or other holder of any Security Instrument.
1.19    Permitted Use: The term “Permitted Use” means the use specified in Section N of the Summary.
1.20    Premises: The term “Premises” means that building area described in Section D of the Summary that is within the Building.
1.21    Project: The term “Project” means that real property and the improvements thereon which are specified in Section E of the Summary. Landlord reserves the right, in its sole and absolute discretion, to include such other buildings in the Project, to sell, transfer, assign or otherwise dispose of any building or parcel in the Project and elect to remove such building and/or parcel from the Project.
1.22    Private Restrictions: The term “Private Restrictions” means al recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (i) are after the Effective Date.
1.23    Real Property Taxes: The term “Real Property Taxes” is defined in Section 8.3.
1.24    Scheduled Commencement Date: The term “Scheduled Commencement Date” means the date specified in Section I of the Summary.
1.25    Security Instrument: The term “Security Instrument” means any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.
1.26    Summary: The term “Summary” means the Summary of Basic Lease Terms that immediately precedes Article I of this Lease.

1.27    Tenant’s Alterations: The term “Tenant’s Alterations” or “Tenant’s Alteration” or “Tenant Alteration” means al improvements, additions, alterations, and fixtures installed in the Premises by Tenant.
1.28    Tenant’s Share: The term “Tenant’s Share” means the percentage obtained by dividing Tenant’s gross leasable area in the Premises (as set forth D of the Summary) by the gross leasable area in the Building, which as of the Effective Date are the percentages identified in Section G of the Summary.
1.29    Trade Fixtures: The term “Trade Fixtures” means (i) Tenant’s inventory, furniture, signs, and business equipment, and (i) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

ARTICLE 2 DEMISE, CONSTRUCTION, AND ACCEPTANCE
2.1    Demise of Premises: Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for Tenant’s own use in the conduct of Tenant’s business together with (i) the non-exclusive right to use the number of Tenant’s Allocated Parking Stalls within the Common Area subject to the limitations set forth in Section 4.5), and (ii) the non-exclusive right to use for ingress and egress from the Premises. Landlord reserves the use of the exterior walls, the roof and the area beneath above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with Tenant’s use of the Premises.
2.2    Commencement Date: The “Commencement Date” shall mean the earlier of (i) the date the “Tenant Improvements” have been “Substantially Completed” (as such terms are defined in Exhibit C attached hereto), (ii) the date Tenant starts conducting its normal business in the Premises, or (iii) March 1, 2014.
2.3    Construction of Improvements: Tenant shall construct the Tenant Improvements (as defined in Exhibit C) in accordance with the terms of Exhibit C.
2.4    Delivery and Acceptance of Possession: If this Lease provides that Landlord must deliver possession of the Premises to Tenant on a certain date, and if Landlord is unable to deliver possession of the Premises to Tenant on or before such date for any reason whatsoever, then this Lease shall not be void or voidable except as provided in this paragraph, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. If the delay in delivery is due to any delay caused by Tenant or any of its Agents or otherwise due to the acts or omissions of Tenant or its employees, agents or contractors (including without limitation the failure to timely deliver plans, insurance certificates or other items as required by this Lease), then the delivery date shall be deemed (for the purposes of calculating the Commencement Date) the date the Premises would have been delivered but for such delays by Tenant.
Tenant shall accept possession and enter into good faith occupancy of the entire Premises and commence the operation of its business therein within 30 days after the Commencement Date. Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, Tenant agrees to accept possession of the Premises in its then existing condition, “AS-IS”, including all patent and latent defects. Tenant’s taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of any work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease except for defects of which Tenant has given Landlord written notice prior to the time Tenant takes possession. At the time Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in the form attached as Exhibit D, appropriately completed. Landlord shall have no obligation to deliver possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant’s obligation to pay Base Monthly Rent and Additional Rent shall not be excused or delayed because of

Tenant’s failure to execute such acceptance agreement. If requested by Landlord, Tenant shall also execute and deliver to Landlord an acknowledge agreement in the form attached hereby as Exhibit D, appropriate completed, to further confirm the Commencement Date.
2.5    Early Occupancy Period. Landlord shall deliver possession of the Premises to Landlord within five (5) business days after the date this Lease has been fully executed by Tenant and Landlord, provided Tenant has paid to Landlord the prepaid Rent and delivered to Landlord the Letter of Credit and insurance certificates required under this Lease. The date Landlord delivers possession shall be referred to as the “Delivery Date.” The period of time from and including the Delivery Date to immediately prior to the Commencement Date shall be referred to as the “Early Occupancy Period.” During the Early Occupancy Period, Tenant shall comply with all of the terms and provisions of this Lease that would otherwise apply during the Lease Term, except that Tenant shall not have to pay Base Monthly Rent or Tenant’s Share of Operating Expenses during the Early Occupancy Period. Said early occupancy shall not advance the Commencement Date of this Lease.
ARTICLE 3 RENT
3.1    Base Monthly Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.
3.2    Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the “Additional Rent”): (i) any late charges or interest due Landlord pursuant to Section 3.4; (ii) Tenant’s Share of Operating Expenses as provided in Section 8.1; (iii) Landlord’s share of any Subrent received by Tenant upon certain assignments and sublettings as required by Section 14.1; (iv) any legal fees and costs due Landlord pursuant to Section 15.9; and (v) any other charges due Landlord pursuant to this Lease.
3.3    Payment of Rent: Concurrently with the execution of this Lease by Tenant, Tenant shall pay to Landlord the amount set forth in Section L of the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. The term “Rent” or “rent” shall mean Base Monthly Rent, Additional Rent and other sums required to be paid by Tenant under this Lease. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in Section 11.4 and Section 12.3), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section 0 of the Summary, or at such other place as Landlord may designate from time to time. Tenant’s obligation to pay Base Monthly Rent and Tenant’s Share of Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.
3.4    Late Charge, Interest and Quarterly Payments:
A.    Late Charge. Tenant acknowledges that the late payment by Tenant of any installment of rent, or any other sum of money required to be paid by Tenant under this Lease, will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs and expenses will include, without limitation, attorneys’ fees, administrative and collection costs, and processing and accounting expenses and other costs and expenses necessary and incidental thereto. If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant when due such payment is due, then Tenant shall immediately pay to Landlord a late charge equal to 5% of such delinquent rent as liquidated damages for Tenant’s failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to Section 13.2B.
B.    Interest. If any rent remains delinquent for a period in excess of ten (10) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.
C.    Quarterly Payments. If Tenant during any twelve (12) month period shall be more than five (5) days delinquent in the payment of any rent or other amount payable by Tenant hereunder on three (3) or more occasions, then, notwithstanding anything herein to the contrary, Landlord may, by written notice to Tenant, elect to require Tenant to pay all Base Monthly Rent and Additional Rent quarterly in advance. Such right shall be in addition to and not in lieu of any other right or remedy available to Landlord hereunder or at law on account of Tenant’s default hereunder.
3.5    Security Deposit: Any cash Security Deposit, to the extent a cash Security Deposit is permitted by Landlord in its sole and absolute discretion, paid by Tenant to Landlord shall remain the sole and separate property of Landlord until actually repaid to Tenant (or at Landlord’s option the last assignee, if any, of Tenant’s interest hereunder), said sum not being earned by Tenant until all conditions precedent for its payment to Tenant have been fulfilled. As this sum both in equity and at law is Landlord’s separate property, Landlord shall not be required to (1) keep said deposit separate from his general accounts, or (2) pay interest, or other increment for its use. If Tenant fails to pay rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, including and not limited to Tenant’s obligation to restore or clean the Leased Premises following vacation thereof, Tenant, at Landlord’s election, shall be deemed not to have earned the right to repayment of those portions of the Security Deposit used or applied by Landlord for the payment of any rent or other charges in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant’s default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Landlord may retain such portion of the Security Deposit as it reasonably deems necessary to restore or clean the Leased Premises following vacation by Tenant. The Security Deposit is not to be characterized as rent until and unless so applied in respect of a default by Tenant. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Leased Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate

Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. If Landlord elects to use or apply all or any portion of the Security Deposit as provided in Section 3.5, Tenant shall within ten (10) days after written demand therefor pay to Landlord in cash, an amount equal to that portion of the Security Deposit used or applied by Landlord, and Tenant’s failure to so do shall be a material breach of this Lease. The ten (10) day notice specified in the preceding sentence shall insofar as not prohibited by law, constitute full satisfaction of notice of default provisions required by law or ordinance.
3.6    Letter of Credit. Concurrent with Tenant’s execution of this Lease, Tenant shall deliver to Landlord, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or that Landlord reasonably estimates it may suffer) as a result of any breach, default or failure to perform by Tenant under this Lease, an irrevocable and unconditional negotiable standby Letter of Credit (“Letter of Credit”), in the form as is acceptable to Landlord, payable at an office in the San Francisco Bay Area, California, running in favor of Landlord and issued by a solvent, nationally recognized bank with a long term rating of BBB or higher, under the supervision of the Superintendent of Banks of the State of California, or a national banking association (an “Acceptable Issuing Bank”), in the amount provided in Section M of the Summary to this Lease (the “Letter of Credit Amount”). Tenant shall pay all expenses, points, or fees incurred by Tenant in obtaining the Letter of Credit and any replacement Letter of Credit. The bank issuing the Letter of Credit (the “Bank”) shall be subject to Landlord’s prior written approval, which approval shall not be withheld by Landlord if the proposed Bank is an Acceptable Issuing Bank. If an Acceptable Issuing Bank is declared insolvent or taken over by the Federal Deposit Insurance Corporation or any governmental agency for any reason or does not meet the standards to be approved an Acceptable Issuing Bank, Tenant shall deliver a replacement Letter of Credit from another Bank approved by Landlord that meets the standards for an Acceptable Issuing Bank within the earlier of (i) thirty (30) days after notice from Landlord that the Bank does not meet the standard for an Acceptable Issuing Bank, or (ii) the date the Bank is declared insolvent or taken over for any reason by the Federal Deposit Insurance Corporation or any other governmental agency. In addition, the Letter of Credit shall expressly provide for the following:
shall be “callable” at sight, irrevocable, and unconditional;
shall be maintained in effect, whether through renewal or extension, for the period from the date of this Lease and continuing until the date (the “Letter of Credit Expiration Date”) that is one sixty (60) days after the expiration of the Term (as the Term may be extended). The Letter of Credit may be for one year period, provided the Letter of Credit is automatically extended for not less than a one year period unless the issuing Bank provides written notice to Landlord not less than sixty (60) days prior to the then expiration date of the Letter of Credit that the issuing Bank will not renew or extend the Letter of Credit, in which case Tenant shall deliver to Landlord a replacement Letter of Credit not less than thirty (30) days prior to the scheduled expiration date of the then existing Letter of Credit held by Landlord without any action whatsoever on the part of Landlord;

shall be fully assignable by Landlord, its successors, and assignees of its interest in the Leased Premises;
shall permit partial draws and multiple presentations and drawings; and
shall be otherwise subject to the Uniform Customs and Practices for Documentary Credits, International Chamber of Commerce Publication No. 600 (UCP600), or the International Standby Practices-ISP 98, International Chamber of Commerce Publication No. 590 (1998).
A.    Transfers. The Letter of Credit shall also provide that Landlord, its successors, and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant’s consent, transfer (one or more times) all or any portion of its interest in and to the Letter of Credit to another party, person, or entity, provided such transferee is the assignee of the Landlord’s rights and interests in and to this Lease and expressly assumes the same and Landlord’s obligations under the Lease, or to any lender providing financing to Landlord. In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part, to the transferee and Landlord shall then be released by Tenant from all liability therefor, and it is agreed that the provisions of this Section shall apply to every transfer or assignment of the whole or any portion of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall execute and submit to the Bank such applications, documents, and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection with any such transfer.
B.    Restoration. If, as a result of any drawing by Landlord on the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within ten (10) business days after the drawdown by Landlord and notice thereof to Tenant, take such actions as are required to restore the Letter of Credit Amount, which may include providing a replacement Letter of Credit for the full Letter of Credit Amount, provided such additional Letter(s) of Credit or replacement Letter of Credit comply with the applicable requirements of Section 3.6 and all subsections thereof of this Lease. If Tenant fails to comply with this requirement, such failure shall be deemed a rent default under this Lease, provided that if Landlord is prevented from delivering a notice of default to Tenant or otherwise declaring a default by Tenant for any reason, including, without limitation, because Tenant has filed a voluntary petition, or an involuntary petition has been filed against Tenant, under the Bankruptcy Code, then no such notice or declaration of default and cure period shall be required for a rent default under this Lease.
C.    Renewals. Tenant covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part of it and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal of the letter of credit (such renewal letter of credit to be in effect and delivered to Landlord, as applicable, not later than forty-five (45) days before the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as required in Section 3.6 above through the Letter of Credit Expiration Date on the same terms as the expiring Letter of Credit or such other terms as may be acceptable to

Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in Section 3.6 above, Landlord shall have the right to present the Letter of Credit to the Bank to draw on the Letter of Credit, and the proceeds of the Letter of Credit may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease. Any unused proceeds shall be deemed held by Landlord as security in accordance with applicable laws, but need not be segregated from Landlord’s other assets. Landlord agrees to pay to Tenant within sixty (60) days after the expiration of the Term of this Lease the amount of any proceeds of the Letter of Credit received by Landlord and not applied against any Rent payable by Tenant under this Leas; or not used to pay for any losses and damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease; provided, however, that if before the Letter of Credit Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.
D.    Draws. Tenant acknowledges and agrees that Landlord is entering into this Lease in material reliance on the ability of Landlord to draw on the Letter of Credit on the occurrence of any breach, default or failure to perform on the part of Tenant under this Lease. If Tenant shall breach or fail to perform any provision of this Lease or otherwise be in default under this Lease, Landlord may, but without obligation to do so, and without notice to Tenant, draw on the Letter of Credit, in part or in whole, to cure any breach or default of Tenant and to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant’s breach or default and to which Landlord is entitled under this Lease, including any damages that accrue upon termination of the Lease under the Lease and/or Section 1951.2 of the California Civil Code or any similar provision. The use, application, or retention of any proceeds of the Letter of Credit, or any portion of it, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, following a draw properly made by Landlord of any portion of the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing on such Letter of Credit in a timely manner. Tenant agrees and acknowledges that (1) the Letter of Credit constitutes a separate and independent contract between Landlord and the Bank; (2) Tenant is not a third party beneficiary of such contract; (3) Tenant has no property interest whatsoever in the Letter of Credit; and (4) if Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim or rights to the Letter of Credit by application of Section 502(b)(6) of the U.S. Bankruptcy Code or otherwise.

In addition, Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit if any of the following shall have occurred or be applicable:
(1)    Landlord states that such amount is due to Landlord under the terms and conditions of this Lease, provided that if Landlord is prevented from delivering a notice of default to Tenant for any reason, including, without limitation, because Tenant has filed a voluntary petition, or an involuntary petition has been filed against Tenant, under the Bankruptcy Code (hereinafter defined), then no such notice and cure period shall be required;
(2)    Tenant has filed a voluntary petition under any chapter of the U.S. Bankruptcy Code or any similar state law (collectively, the “Bankruptcy Code”);
(3)    Tenant has assigned any or all of its assets to creditors in accordance with any federal or state laws;
(4)    an involuntary petition has been filed against Tenant or any guarantor of Tenant’s obligations under this Lease under any chapter of the Bankruptcy Code, which petition is not dismissed within sixty (60) days after the date it is filed; provided, however, that if Tenant is still operating its business in the Leased Premises and this Lease has not been terminated, Landlord may draw upon the Letter of Credit only to the extent such amount is due Landlord under the terms of this Lease or the guaranty of this Lease; or
(5)    the Bank has notified Landlord that the Letter of Credit will not be renewed or extended through the Letter of Credit Expiration Date; or
(6)    the Bank does not meet the standard for an Acceptable Issuing Bank and Tenant has not delivered a replacement Letter of Credit form an Acceptable Issuing Bank within the earlier of (i) thirty (30) days after notice from Landlord that the Bank does not meet the standard for an Acceptable Issuing Bank, or (ii) the date the Bank is declared insolvent or taken over for any reason by the Federal Deposit Insurance Corporation or any other governmental agency.
E.    Replacement. Tenant may, from time to time, replace any existing Letter of Credit with a new Letter of Credit if the new Letter of Credit:
(1)    Becomes effective at least 30 days before expiration of the Letter of Credit that it replaces;
(2)    Is in the applicable Letter of Credit Amount;
(3)    Is issued by an Acceptable Issuing Bank or a Bank otherwise acceptable to Landlord in its sole discretion; and
(4)    Otherwise complies with the requirements of Section 8.2 and all subsections thereof.

F.    Not a Security Deposit. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal of it or any proceeds applied by Landlord as provided in this Lease be (1) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7, (2) subject to the terms of Section 1950.7, or (3) intended to serve as a “security deposit” within the meaning of Section 1950.7. Landlord and Tenant (1) agree that Section 1950.7 and any and all other laws, rules, and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy to the Letter of Credit, and (2) waive any and all rights, duties, and obligations either party may now or in the future have relating to or arising from the Security Deposit Laws.
3.7    Electronic Payment. Landlord shall have the right, on not less than thirty (30) days prior written notice to Tenant (the “Electronic Payment Notice”), to require Tenant to make subsequent payments of Monthly Base Rent and Additional Rent due pursuant to the terms of this Lease by means of a federal funds wire transfer or such other method of electronic funds transfer as may be required by Landlord in its sole and absolute discretion (the “Electronic Payment”). The Electronic Payment Notice shall set forth the proper bank ABA number, account number and designation of the account to which such Electronic Payment shall be made. Tenant shall promptly notify Landlord in writing of any additional information that will be required to establish and maintain Electronic Payment from Tenant’s bank or financial institution. Landlord shall have the right, after at least ten (10) days prior written notice to Tenant, to change the name of the depository for receipt of any Electronic Payment and to discontinue payment of any sum by Electronic Payment.
3.8    Landlord’s Election to Defer Base Monthly Rent. Landlord shall have the right in its sole and absolute discretion to elect to defer, for such period of time selected by Landlord in its sole discretion, Base Monthly Rent upon not less than thirty (30) days prior written notice to Tenant. The total amount of Base Monthly Rent Landlord elects to defer shall be referred to as the “Deferred Rent.” As directed in writing by Landlord in its sole and absolute discretion, the Deferred Rent shall be paid by Tenant to Landlord by having the Deferred Rent amortized on a straight line basis, without interest, over the remaining initial Term and added to the Base Monthly Rent then remaining over the initial Term commencing on the first day of a calendar month immediately following the end of the period for which the deferral of Deferred Rent applies. If this Lease is terminated whether due to a default by Tenant or as otherwise provided in this Lease, Tenant shall pay to Landlord, in addition to all other Rent and charges due under this Lease the unpaid amount of Deferred Rent that otherwise would be included in the monthly Base Rent for the portion of the Term cancelled or terminated. Tenant shall execute any amendment to the Lease to reflect the amount and schedule for payment of the Deferred Rent within ten days after request by Landlord.
ARTICLE 4 USE OF PREMISES
4.1    Limitation on Use: Tenant shall use the Premises solely for the Permitted Use specified in Section N of the Summary. There shall not be any change in use without the prior written consent of Landlord which will not be unreasonably withheld. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant’s

Trade Fixtures and Tenant’s Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”) equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.
4.2    Compliance with Regulations: Tenant shall not use the Premises in any manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant’s Alterations or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.
4.3    Outside Areas: No materials, supplies, tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.
4.4    Signs: Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord’s sign criteria then in effect and shall be installed at the expense of Tenant. Tenant shall maintain such signs in good condition and repair.

4.5    Parking: Tenant is allocated and shall have the non-exclusive right to use not more than the number of Tenant’s Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use and the use of Tenant’s Agents, the location of which may be designated from time to time by Landlord. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant’s Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant’s use to be towed away at Tenant’s cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.
4.6    Rules and Regulations: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules and regulations.
4.7    Access: Tenant shall have access to the Premises 24 hours/day and 7 days/week, subject to any reasonable security regulations in place from time to time.
ARTICLE 5 TRADE FIXTURES AND ALTERATIONS
5.1    Trade Fixtures: Throughout the Lease Term, Tenant may provide and install, and shall maintain in good condition, any Trade Fixtures and Alterations required in the conduct of its business and consistent with the Permitted Use, in the Premises, except to the extent (a) any Trade Fixture or Alterations will use, generate, store or dispose of any Hazardous Material in which case the prior written consent of Landlord in its good faith discretion shall be required before such Trade Fixture may be installed, or (b) any Trade Fixture and Alteration shall be subject to the requirements set forth below for the construction of a Tenant Alteration, including, without limitation, the prior written consent of Landlord. All Trade Fixtures shall remain Tenant’s property.
5.2    Tenant’s Alterations: Construction by Tenant of a Tenant Alteration shall be governed by the following:

A.    Consent Required. Tenant shall not construct any Tenant’s Alterations or otherwise alter the Premises without Landlord’s prior written approval, which will not be unreasonably withheld unless such Tenant Alteration affects areas outside of the Premises or the exterior of the Building or the structural parts of the Building, in which case Landlord may withhold its consent in its sole and absolute discretion. Notwithstanding the foregoing, Landlord’s consent shall not be required for any Alteration to the interior of the Premises that complies with the following requirements: (a) is cosmetic in nature such as painting, (b) does not affect the roof or any area outside of the Premises or require work inside the walls or above the ceiling of the Premises; (c) does not affect the structural parts of the Building or electrical, plumbing, HVAC or mechanical systems in the Building or servicing the Premises, or the sprinkler or other life safety system; and (d) costs less than the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement and in the aggregate for all of such Alterations during a calendar year (herein referred to as “Minor Alteration”). Tenant shall provide Landlord with prior written notice of any Minor Alteration that requires a building permit. In the event Landlord’s approval for any Tenant’s Alterations is required, Tenant shall not construct the Tenant Alteration until Landlord has approved in writing the plans and specifications therefor, and such Tenant’s Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord. All Tenant’s Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.
B.    Other Requirements. Tenant shall not commence construction of any Tenant’s Alterations until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days’ prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders’ risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.
C.    Restoration. All Tenant’s Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant’s Alterations (except for Tenant’s Trade Fixtures) shall be surrendered to Landlord as part of the realty and shall then become Landlord’s property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant’s Alterations, Tenant shall so remove such Tenant’s Alterations and restore the affected area prior to the expiration or sooner termination of the Lease Tenn. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant’s Alterations with respect to which the following is true: (i) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the leasehold improvement in question; (ii) at the time Tenant requested Landlord’s approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term; and (iii) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such leasehold improvement at the expiration of the Lease Term.

D.    Removal of Data and Telecommunication Wires. Prior to the expiration or sooner termination of the Term of this Lease or at any time that any of the Wires (as defined below) are no longer in active use by Tenant, Landlord may elect (“Election Right”) by written notice to Tenant to:
(1)    Retain any or all wires, cables, and similar installations appurtenant thereto (“Wires”) installed by Tenant with the Premises or anywhere in the Building outside the Premises, including, without limitation, the plenums or risers of the Building;
(2)    Remove any or all of the Wires and restore the Premises or the Building, as the case may be, to their condition existing prior to the installation of the Wires (“Wire Restoration Work”); or
(3)    Require Tenant to perform all or part of the Wire Restoration Work at Tenant’s sole cost and expense.
Tenant shall comply with all applicable Laws with respect to the Wires, subject to Landlord’s right to elect to retain the Wires. If Tenant discontinues the use of all or any part of the Wires or is no longer using all or any part of the Wires, Tenant shall, within twenty (20) days thereafter, notify Landlord of same in writing, accompanied by a plan or other reasonable description of the current type, quantity, points of commencement and termination, and routes of the Wires to allow Landlord to determine if Landlord desires to retain same. If Landlord elects to retain any or all of the Wires (pursuant to Section 5.2D(1) above), Tenant covenants that: (a) Tenant shall be the sole owner of the Wires, Tenant shall have the sole right to surrender the Wires, and the wires shall be free of all liens and encumbrances; and (b) All Wires shall be left in good condition, working order, properly labeled and capped or sealed at each end and in each telecommunications/electrical closet and junction box, and in safe condition.
The provisions of Section 5.2D and all subsections thereof shall survive the expiration or sooner termination of the Term of this Lease.
5.3    Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort to the Premises that is required by any Law because of (i) Tenant’s particular use or change of use of the Premises; (ii) Tenant’s application for any permit or governmental approval; or (iii) Tenant’s construction or installation of any Tenant’s Alterations or Trade Fixtures. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord’s right to reimbursement from Tenant specified in Section 5.4).
5.4    Amortization of Certain Capital Improvements: Tenant shall pay Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project: (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Law) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Operating Expenses of the Project; (iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear; and (iv) restoration of any part of the Project that has been damaged by any peril to the extent the cost thereof is not covered by insurance proceeds actually recovered by Landlord up to a maximum amount per occurrence of 10% of the then replacement cost of the Project. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:
A.    Amortization Period. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.
B.    Payment. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant’s Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.
5.5    Mechanic’s Liens: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord’s Agents), Tenant shall bond against or discharge the same within 10 days after the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.
5.6    Taxes on Tenant’s Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant’s estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.
ARTICLE 6 REPAIR AND MAINTENANCE
6.1    Tenant’s Obligation to Maintain: Except as otherwise provided in Section 6.2, Section 11.1, and Section 12.3, Tenant shall be responsible for the following during the Lease Term:

A.    General. Tenant shall clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Premises.
B.    Utilities and Glass. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises.
C.    Windows. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior surfaces) in the Premises with a contractor approved by Landlord, which contract provides for the periodic washing of all such windows at least once every 120 days during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be canceled or changed without at least 30 days’ prior written notice to Landlord.
D.    HVAC. Tenant shall (i) maintain, repair and replace when necessary all HVAC equipment which services only the Premises, and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every 90 days during the Lease Term. Notwithstanding the foregoing, Landlord may elect at any time to assume responsibility for the maintenance, repair and replacement of such HVAC equipment which serves only the Premises. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be canceled or changed without at least 30 days’ prior written notice to Landlord.
E.    Standards. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant’s Alterations Limit, then Tenant shall first obtain Landlord’s written approval of the scope of the work, plans therefor, materials to be used, and the contractor.

6.2    Landlord’s Obligation to Maintain: Landlord shall repair, maintain and operate the Common Area and repair and maintain the roof, exterior and structural parts of the building(s) located on the Project so that the same are kept in good order and repair. If there is central HVAC or other building service equipment and/or utility facilities serving portions of the Common Area and/or both the Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any act or omission of Tenant or Tenant’s Agents except as otherwise required by Article 11. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.
6.3    Control of Common Area: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord’s counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name of the Building or Project, or if required under applicable law or by the postal authority, the address of the Building. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant’s business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant’s use of the Premises without first obtaining Tenant’s consent. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant’s Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project.
ARTICLE 7 WASTE DISPOSAL AND UTILITIES
7.1    Waste Disposal: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at

Tenant’s sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.
7.2    Hazardous Materials: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:
A.    Hazardous Materials Disclosure Certificate. Tenant shall deliver to Landlord an executed Hazardous Materials disclosure statement, substantially in the form required by Landlord from time to time describing Tenant’s then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. Prior to executing this Lease, Tenant has delivered to Landlord Tenant’s executed initial Hazardous Materials Disclosure Certificate, in the form attached hereto as Exhibit F (the “Initial Hazardous Materials Certificate”). Tenant covenants, represents and warrants to Landlord that the information in the Initial Hazardous Materials Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, or on a more frequent basis when requested by Landlord, deliver to Landlord upon written request then made by Landlord to Tenant, an executed and updated Hazardous Materials Disclosure Certificate, substantially in the form attached hereto as Exhibit F, or such other reasonable form as may be requested by Landlord (the “Annual Hazardous Materials Certificate”) describing Tenant’s then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord.
B.    Hazardous Material Usage. Tenant shall not be entitled to use, store, generate, transport or dispose of any Hazardous Materials (herein referred to as “Hazardous Materials Usage”) on, in, or about any portion of the Premises, Building or the Project without, in each instance, obtaining Landlord’s prior written consent thereto in its sole and absolute discretion, except for (i) small quantities of office products and cleaning fluids customarily used in an office setting to conduct business at the Premises, and (ii) those Hazardous Materials which are (a) set forth in the Initial Hazardous Materials Disclosure Certificate and in any subsequent Annual Hazardous Materials Certificate that is reasonably approved by Landlord, and (b) are necessary for Tenant’s business, but then only for the use permitted under this Lease in the manner for which they were designed and in such limited amounts as may be normal, customary and necessary for the operation of Tenant’s business and which do not required a use or storage permit from any governmental agency or authority. The use of such Hazardous Materials shall be in full compliance with Laws, and all judicial and administrative decisions pertaining thereto. Any Hazardous Material Usage of Hazardous Materials by Tenant and Tenant’s Agents after the Effective Date in or about the Project shall strictly comply with all applicable Laws, including all Hazardous Materials Laws now or hereinafter enacted. Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent approved Hazardous Material Disclosure Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord’s sole and absolute discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises, Building or Project for the storage of Hazardous

Materials without the express written consent of Landlord, which may be given or withheld in Landlord’s sole and absolute discretion.
C.    Tests and Inspections. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 7.2 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Landlord reasonably determines that Tenant or any of Tenant’s Agents are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant’s Agents with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.
D.    Notice. Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises, Common Areas or Project; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation or other Hazardous Material Usage of Hazardous Materials arising from or related to the acts or omissions of Tenant or Tenant’s Agents such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord’s prior written consent in its sole and absolute discretion. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Hazardous Materials Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work.

E.    Indemnity. Except for any Hazardous Materials that may exist in violation of applicable Law as of the Delivery Date, Tenant shall indemnify, hold harmless, and, at Landlord’s option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord and Landlord’s officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees and other lien holders, from and against any and all “Losses” (hereinafter defined) arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant’s Agents of any of the Laws, including, without limitation, the Hazardous Materials Laws; (b) any breach of the provisions of this Section 7.2 or any subsection thereof by Tenant or any of Tenant’s Agents; or (c) any Hazardous Materials Usage on, about or from the Premises of any Hazardous Material approved by Landlord under this Lease. The term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord’s interest in the Premises or the Project, damages for the loss or restriction on use of any space or amenity within the Building or the Project, damages arising from any adverse impact on marketing space in the Project, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys’ and consultants’ fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity
F.    Hazardous Material. As used herein, the term “Hazardous Material,” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government or under any Hazardous Material Law. The term “Hazardous Material,” includes, without limitation, petroleum products, asbestos, PCB’s, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or (iii) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response; Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term “Hazardous Material Law” shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.
G.    Medical Waste. “Medical Waste” shall include all wastes, products and byproducts which are defined or considered pursuant to any medical or biological waste regulations which have been or may hereafter be promulgated by any governmental agency or authority with jurisdiction over the Premises or the Tenant’s use thereof or business conducted therein, including without limitation the following:

(1)    medical devices or paraphernalia such as syringes, sutures, cotton swabs or pads, sponges, bandages, or wraps of any sort, or any other item which is utilized to treat any patient or other person for any medicinal, medical, diagnostic or therapeutic reason or purpose;
(2)    any material of any type or nature whatsoever that is radioactive to any degree, whether as the result of their manufacture, use or application;
(3)    any device or thing which is intended to come into contact with any part of the body, whether or not such item or device is so utilized prior to its disposal;
(4)    any device, instrument or thing which has become infected, contaminated, diseased, or otherwise exposed to harmful, contagious, or communicable organisms, bacteria, or other life form.
The removal, disposal, or destruction of all Medical Waste shall be exclusively the responsibility of Tenant under all circumstances, and the disposal shall not become the obligation of Landlord for any reason. Tenant shall be responsible for the disposals of Medical Waste in compliance with all applicable Laws. Tenant agrees that Medical Waste will be disposed of separately from the regular trash. Tenant also agrees that Tenant will not mix or place Medical Waste in regular trash containers. The parties further agree that, in the event any harm or injury, of any type or nature whatsoever, should be caused to, incurred by, inflicted upon, or suffered by any individual, including Tenant or Tenant’s Agents, visitors, invitees or licensees, or Landlord, or any of their respective agents, employees, guests, visitors, invitees or licensees, as the result of the failure of Tenant to timely, thoroughly and completely dispose of Medical Waste, or as the result of coming into contact, whether by touching, breathing, inhaling, or in any other manner ingesting or consuming such item, or by being exposed in any manner thereto, Tenant shall be liable to such individual, and shall save and hold Landlord and its principals and other tenants, agents, employees, patients, visitors, invitees or licensees harmless against any damages, liability, claims, causes of action or judgments arising therefrom. Tenant shall be liable to and shall pay any injured party for all damages, costs or expenses, including reasonable attorney fees, arising out of any exposure, harm, injury, disease, contamination, or affliction suffered as the result of any Medical Waste stored, generated, or disposed of by Tenant or in the Premises.
H.    Survival. The obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 7.2. In the event of any inconsistency between any other part of this Lease and this Section 7.2, the terms of this Section 7.2 shall control.
7.3    Utilities: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service. If any utility service is not separately metered to the Premises, then Tenant shall pay its pro rata share of the cost of such utility service with all others served by the service not separately metered. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may (i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord’s reasonable estimate of the cost of Tenant’s excess use of such utility service, or (ii) install a separate meter (at Tenant’s expense) to measure the utility service supplied to the Premises.
7.4    Compliance with Governmental Regulations: Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.
ARTICLE 8 OPERATING EXPENSES
8.1    Tenant’s Payment Obligation: As Additional Rent, Tenant shall pay Tenant’s Share (specified in Section G of the Summary) of all Operating Expenses; provided, however, if the Project contains more than one building, then Tenant shall pay Tenant’s Share of all Operating Expenses fairly allocable to the Building as provided below, including (a) all Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and (b) a proportionate share of all Operating Expenses which relate to the Project in general that are not fairly allocable to any one building that is part of the Project. Tenant shall pay such share of the actual Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within 10 days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant’s Share of Operating Expenses in advance in estimated monthly installments, in accordance with the following: (i) Landlord shall deliver to Tenant Landlord’s reasonable estimate of the Operating Expenses it anticipates will be paid or incurred for the Landlord’s fiscal year in question; (ii) during such Landlord’s fiscal year Tenant shall pay such share of the estimated Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within 150 days after the end of each Landlord’s fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Operating Expenses paid or incurred by Landlord during the just ended Landlord’s fiscal year (the “Annual Reconciliation Statement”) and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent, as the case may require, within 10 days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant’s Share of all Operating Expenses for such Landlord’s fiscal year and no more. The failure of Landlord to delivery such annual reconciliation statement within said 180-day period under clause (iii) above shall not constitute a waiver or otherwise release a party from its obligation to make a payment or credit when such reconciliation is actually done.

Notwithstanding anything to the contrary in this Lease, if the Project consists of multiple buildings, certain Operating Expenses may pertain to a particular building(s) and other Operating Expenses to the Project as a whole. Landlord reserves the right in its sole discretion to allocate any such costs applicable to any particular building within the Project to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other such costs applicable to the Project to each building in the Project (including the Building) with the tenants in each such building being responsible for paying their respective proportionate shares in such building of such costs to the extent required under the applicable leases. Landlord shall in good faith attempt to allocate such costs to the buildings (including the Building) in a reasonable, non-discriminatory manner and such allocation shall be binding on Tenant.
8.2    Operating Expenses Defined: The term “Operating Expenses” shall mean the total amounts paid or payable, whether by Landlord or others on behalf of Landlord, in connection with the ownership, maintenance, repair, and operations of the Building, the Common Areas and the Project, including without limitation, the following:
A.    All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project; (ii) maintenance of the liability, fire, property damage, earthquake and other insurance covering the Project carried by Landlord pursuant to Section 9.2 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, re-striping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security (provided, however, that Landlord shall not be obligated to provide security and if it does, Landlord may discontinue such service at any time and in any event Landlord shall not be responsible for any act or omission of any security personnel); and (ix) capital improvements as provided in Section 5.4 hereof;
B.    The following costs: (i) Real Property Taxes as defined in Section 8.3; (ii) the amount of any “deductible” paid by Landlord with respect to damage caused by any Insured Peril; (iii) the cost to repair damage caused by an Uninsured Peril up to a maximum amount in any 12 month period equal to 2% of the replacement cost of the buildings or other improvements damaged; and (iv) that portion of all compensation (including benefits and premiums for workers’ compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by Section 8.2A that is fairly allocable to the Project;
C.    Fees for property management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), not to exceed the monthly rate of 3% of the Rent, plus charges for supplies, equipment, salaries, wages, bonuses and other compensation (including fringe benefits, vacation, holidays and other paid absence benefits) relating to employees of Landlord or its property manager or agents engaged in the management, operation, repair, or maintenance of the Building and/or Common Areas of the Project;
D.    All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Operating Expenses shall not include any of the following: (i) payments on any loans or ground leases affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project; (iii) leasing commissions; (iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project; and (v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by Section 7.2.
E.    Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:
(1)    costs, including legal fees, space planners’ fees, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Building or Project or parking facilities);
(2)    any bad debt loss, rent loss, or reserves for bad debts or rent loss;
(3)    costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Building or Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Building or Project). Costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants;
(4)    except for a management fee provided in Section 8.2C above, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

(5)    costs arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services.
(6)    costs occasioned by the violation of law by Landlord, any other occupant of the Building or the Project, or their respective agents, employees or contractors;
(7)    costs for to the extent for which Landlord receives reimbursement from others, including reimbursement from insurance (provided that Landlord shall exercise commercially reasonable efforts to collect such amounts, but shall not be required to commence any litigation or arbitration or similar proceeding to collect such amounts);
(8)    interest, charges and fees incurred on debt or payments on any deed of trust or ground lease on the Building, or the Project;
(9)    advertising or promotional costs or other costs incurred by Landlord in procuring tenants for the Building or other portions of the Project;
(10)    costs incurred in repairing, maintaining or replacing any structural elements of the Building;
(11)    any wages, bonuses or other compensation of executive personnel of Landlord to the extent in excess of the costs of services that typically be performed by a building manager, property manager, regional property manager or asset manager regardless of the actual title of the person performing such service;
(12)    Landlord corporate overhead and general administrative expenses of Landlord, except as specifically provided herein;
(13)    leasing expenses and broker commissions payable by Landlord;
(14)    costs occasioned by the exercise of the power of eminent domain;
(15)    costs to correct any construction defect in the structural parts of the Building existing on the Commencement Date;
(16)    costs incurred in connection with negotiations or disputes with any other occupant of the Project and costs arising from the violation by Landlord or any other occupant of the Project of the terms and conditions of any lease or other agreement;
(17)    costs incurred in connection with the presence of any Hazardous Materials on the Project to the extent required by applicable Law to be removed or abated as of the Commencement Date but not removed or abated until after the Commencement Date, except to the extent caused by the release or emission of the Hazardous Material in question by Tenant or Tenant’s Agents, in which case Tenant shall be solely responsible for such costs;

(18)    expense reserves for any costs beyond the applicable current year’s anticipated expenses; and
(19)    costs for capital improvements which are required to be properly capitalized under generally accepted accounting principles except to the extent amortized over the useful life of the capital item in question as set forth in Section 5.4 above.
Landlord shall not calculate Operating Expenses in a manner which will result in collection by Landlord of more than its out-of-pocket cost for such items plus the management fees and related expenses collectible from Tenant thereon.
8.3    Real Property Taxes Defined: The term “Real Property Taxes” shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord’s interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord’s business of leasing the Project. The parties acknowledged that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Real Property Taxes shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord’s interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord’s business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term Real Property Taxes for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term Real Property Taxes. Notwithstanding the foregoing, the term Real Property Taxes shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord’s income from all sources.
If the parcel containing the Building contains other buildings on such parcel. In such event and if the Building and the buildings and improvements are currently included in the same tax bill and contain different size and types of improvements, Landlord shall have the right to allocate the Taxes to each such building in accordance with Landlord’s reasonable accounting and management principles.
8.4    Adjustments. Notwithstanding the foregoing provisions, Tenant’s Share as to certain expenses included in Operating Expenses may be calculated differently to yield a higher percentage share for Tenant as to those expenses if Landlord permits other tenants or occupants in the Project to incur such expenses directly rather than have Landlord incur the expense in common for the Project. In such case, Tenant’s Share of the applicable expense shall be calculated as having as its denominator the sum of the gross leasable areas of all premises in the Project less the gross leasable areas of tenants who have incurred such expense directly. Nothing herein shall imply that Landlord will permit Tenant or any other tenant of the Project to incur Common Area Costs. Any such permission shall be in the sole discretion of Landlord. If the Building or Project is not one hundred percent (100%) occupied during all or a portion of any calendar year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Building and Project been one hundred percent (100%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year.
ARTICLE 9 INSURANCE
9.1    Tenant’s Insurance: Tenant shall maintain insurance complying with all of the following:
A.    Types. Tenant shall procure, pay for and keep in full force and effect the following:
(1)    Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant’s Liability Insurance Minimum specified in Section P of the Summary, which insurance shall contain a “contractual liability” endorsement insuring Tenant’s performance of Tenant’s obligation to indemnify Landlord contained in Section 10.3;
(2)    Fire and property damage insurance in so-called “all risk” form insuring Tenant’s Trade Fixtures, and Tenant’s Alterations for the full actual replacement cost thereof; and
(3)    Insurance for: (a) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (b) Employers Liability with limits of $1,000,000 each accident, $1,000,000 disease policy limit, $1,000,000 disease--each employee; (c) Business Interruption Insurance covering six (6) months, and (d) Excess Liability in the amount of $5,000,000. In addition, whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Leased Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.
B.    Requirements. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this Section 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least 30 days prior written notice to Landlord so long as such provision of 30 days notice is reasonably obtainable, but in any event not less than 10 days prior written notice; (vi) shall not have a “deductible” in excess of such amount as is approved by Landlord; (vii) shall contain a cross liability endorsement; and (viii) shall contain a “severability” clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this Section 9.1.
C.    Evidence. A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this Section 9.1 (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section 9.1, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than 5 days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this Section 9.1. If any Lender or insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Section 9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated.
9.2
    Landlord’s Insurance: Landlord shall have the following obligations and options regarding insurance:
A.    Property Damage. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called “all risk” form insuring Landlord (and such others as

Landlord may designate) against loss of rents for a period of not less than 12 months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Landlord shall have the right, but not the obligation, in its sole and absolute discretion, to obtain insurance for such additional perils as Landlord deems appropriate, including, without limitation, coverage for damage by earthquake and/or flood. All such coverage shall contain “deductibles” which Landlord deems appropriate, which in the case of earthquake and flood insurance, may be up to 10% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant’s Alterations of Tenant.
B.    Other. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.
C.    Tenant’s Obligation to Reimburse: If Landlord’s insurance rates for the Building are increased at any time during the Lease Term as a result of the nature of Tenant’s use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.
9.3    Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs Section 9.1A and Section 9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of Section 9.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.
ARTICLE 10 LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY
10.1    Limitation on Landlord’s Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant’s Agents, damage to the property of Tenant or Tenant’s Agents, or loss to Tenant’s business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to Section 9.3, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord’s willful misconduct or gross negligence of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.
10.2    Limitation on Tenant’s Recourse: If Landlord is a corporation, limited liability company, trust, partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Tenant shall not have recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations.
10.3    Indemnification of Landlord: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than the willful misconduct or gross negligence of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur, or (iii) an Event of Tenant’s Default. The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease.

ARTICLE 11 DAMAGE TO PREMISES
11.1    Landlord’s Duty to Restore: If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Section 11.2 or by Tenant pursuant to Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Section 11.2 or Section 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord’s property or would become Landlord’s property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord’s obligation to restore shall be limited to the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Tenant’s Alterations and Trade Fixtures installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to Section 9.1A(2) shall be used for such purpose.
11.2    Landlord’s Right to Terminate: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:
A.    Damage From Insured Peril. The Building or Project is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 33% of the then actual replacement cost thereof;
B.    Damage From Uninsured Peril. The Building or Project is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds 2% of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2B if one or more tenants of the Project agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;
C.    Damage Near End of Term. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within 15 days following the date of such damage; or

D.    Restrictions on Restoration. The Building or Project is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.
E.    Defined Terms. As used herein, the following terms shall have the following meanings: (i) the term “Insured Peril” shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any “deductible” amount specified by such insurance) to restore the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term “Uninsured Peril” shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the “deductible” for earthquake or flood insurance exceeds 2% of the replacement cost of the improvements insured, such peril shall be deemed an “Uninsured Peril”.
11.3    Tenant’s Right to Terminate: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord’s architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within 7 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.
A.    Major Damage. The Premises are damaged by any peril and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within 270 days after the date of such damage; or
B.    Damage Near End of Term. The Premises are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of such damage and such damage renders unusable more than 30% of the Premises.
11.4    Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant’s use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant’s business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.
ARTICLE 12 CONDEMNATION
12.1    Landlord’s Termination Right: Landlord shall have the right to terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all or any part of the Premises is so taken, (ii) more than 10% of the Building Leasable Area is so taken, or (iii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.
12.2    Tenant’s Termination Right: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more of the Premises is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant’s business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least 80% of the number of spaces allocated to Tenant by Section 2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or re-striping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.
12.3    Restoration and Abatement of Rent: If any part of the Premises or the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.
12.4    Temporary Taking: If any portion of the Premises is temporarily taken for one year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant’s ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.
12.5    Division of Condemnation Award: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant’s business or its moving costs, (iii) for loss of Tenant’s goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.
ARTICLE 13 DEFAULT AND REMEDIES
13.1    Events of Tenant’s Default: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an “Event of Tenant’s Default”):
A.    Payment. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 days after delivery of written notice from Landlord specifying such failure to pay; or
B.    General Covenant. Tenant shall have failed to perform any term, covenant, or condition of this Lease other than those referred to in any other subsection of this Section 13.1, and Tenant shall have failed to cure such breach within 10 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 10 day period, or if such breach could not be reasonably cured within said 10 day period, Tenant shall have failed to commence such cure within said 10 day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed but not to exceed 90 days from the date of Landlord’s notice; or
C.    Transfer. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or
D.    Abandonment. Tenant shall have abandoned the Premises or left the Premises substantially vacant; or
E.    Insolvency. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a “debtor” as defined in 1 I USC §101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or
F.    Required Documents. Tenant shall have failed to deliver documents required of it pursuant to Section 15.4 or Section 15.6 within the time periods specified therein; or

G.    Multiple Defaults. Any two (2) failures by Tenant to observe and perform any provision of this Lease during any twelve (12) month period of the term, as such may be extended, shall constitute, at the option of Landlord, a separate and noncurable default.
Any written notice of default sent by Landlord to Tenant shall be in lieu of, and not in addition to, any termination notice required under applicable statutory or regulatory provisions (and no further notice shall be required should Landlord elect to terminate this Lease as set forth below).
13.2    Landlord’s Remedies: If an Event of Tenant’s Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:
A.    Continue. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant’s obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4.
B.    Enter and Relet. Landlord may enter the Premises and release them to third parties for Tenant’s account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers’ commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.
C.    Terminate. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Section 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this

Lease: (i) appointment of a receiver or keeper in order to protect Landlord’s interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord’s Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant’s right to possession of the Premises.
D.    No Deemed Termination. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Section 13.C, shall constitute a termination of Tenant’s right to possession unless Landlord gives Tenant written notice of termination.
E.    Damages. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2, (i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term “rent” includes Base Monthly Rent and Additional Rent. Such damages shall include:
(1)    The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and
(2)    Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker’s fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys’ fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant’s default.
F.    Non Exclusive Remedies. Nothing in this Section 13.2 shall limit Landlord’s right to indemnification from Tenant as provided in Section 7.2 and Section 10.3. Any notice given by Landlord in order to satisfy the requirements of Section 13.1A or Section 13.1B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

13.3    Waiver: One party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to waive or render unnecessary the first party’s consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.
13.4    Limitation On Exercise of Rights: At any time that an Event of Tenant’s Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.
13.5    Waiver by Tenant of Certain Remedies: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant’s right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.
ARTICLE 14 ASSIGNMENT AND SUBLETTING
14.1    Transfer By Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section 14.1 as “Tenant”):
A.    Transfer. Tenant shall not do any of the following (collectively referred to herein as a “Transfer”), whether voluntarily, involuntarily, by operation of law or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any other person (the agents and servants of Tenant excepted) whether by sublease, license, concession, franchise, agency, or management agreement; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable costs and attorneys’ fees incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord’s consent is granted. Landlord’s reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord’s behalf of (i) Hazardous Materials used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to

Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant’s notice given to Landlord pursuant to Section 14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord’s consent shall constitute an Event of Tenant’s Default and shall be voidable at Landlord’s option. Landlord’s consent to any one Transfer shall not constitute a waiver of the provisions of this Section 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.
B.    Procedure. At least 30 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord’s approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee’s business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) an accurately filled out response to Landlord’s standard hazardous materials questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within seven days after Landlord’s receipt of such notice from Tenant. Landlord shall respond in writing to Tenant’s request for Landlord’s consent to a Transfer within the later of (i) 30 days of receipt of such request together with the required accompanying documentation, or (ii) 15 days after Landlord’s receipt of all information which Landlord reasonably requests within seven days after it receives Tenant’s first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, then Tenant shall provide a second written notice to Landlord requesting such consent and if Landlord fails to respond within 7 days after receipt of such second notice, then Landlord will be deemed to have consented to such Transfer. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer, which shall also be subject Landlord’s consent in accordance with the same process for obtaining Landlord’s initial consent to such Transfer.
C.    Recapture. In the event that Tenant seeks to make any Transfer for the entire Premises, Landlord shall have the right to terminate this Lease or (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Tenant’s notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then (i) if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant’s obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent, and (ii) if Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant’s Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination.
D.    Other Requirements. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:
(1)    Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.
(2)    If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord 50% of all Subrent (as defined in Section 14.1D(5)) received by Tenant. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.
(3)    If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord 50% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant.
(4)    Tenant’s obligations under this Section 14.1D shall survive any Transfer, and Tenant’s failure to perform its obligations hereunder shall be an Event of Tenant’s Default. At the time Tenant makes any payment to Landlord required by this Section 14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant’s books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.
(5)    As used in this Section 14.1D, the term “Subrent” shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant’s interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant’s assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles.
E.    Deemed Transfers. Except for a Permitted Transfer, the term “Transfer” shall include any of the following, whether voluntary or involuntary and whether effected by death, operation of law or otherwise:
(1)    If Tenant is a partnership, limited liability company or other entity other than a corporation described in Section 14.1E(2) below:
(a)    A change in ownership effected voluntarily, involuntarily, or by operation of law of fifty percent (50%) or more of the partners or members or fifty percent (50%) or more in the aggregate of the partnership or membership interests, whether in a single transaction or series of transactions over a period of time; or
(b)    The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of fifty percent (50%) in the aggregate of the value of Tenant’s assets; or
(c)    The dissolution of the partnership, limited liability company or other entity without its immediate reconstitution.
(2)    If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):
(a)    The sale or other transfer of more than an aggregate of twenty-five percent (25%) of the voting shares of Tenant or more in the aggregate, whether in a single transaction or series of transactions over a period of time;
(b)    The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of twenty-five percent (25%) in the aggregate of the value of Tenant’s assets; or
(c)    The dissolution, merger, consolidation, or other reorganization of Tenant.
F.    Permitted Transfers. Notwithstanding anything contained in Section 14.1, Landlord’s consent is not required for any Transfer by Tenant to an Affiliate, as defined below, as long as the following conditions are met and Tenant otherwise complies with the other provisions of Section 14.1 (each such Transfer shall be referred to as a “Permitted Transfer”):
(a)    At least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee);

(b)    The Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease;
(c)    If the Transfer is an assignment, Transferee assumes in writing all of Tenant’s obligations under this Lease relating to the Leased Premises; and
(d)    Transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (“Net Worth”), at least equal to Tenant’s Net Worth either immediately before the Transfer or as of the date of this Lease, whichever is greater.
For purposes hereof, the term “Affiliate” means any entity that controls, is controlled by, or is under common control with Tenant. “Control” means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs. Landlord shall not be entitled to terminate the Lease pursuant to Section 14.1C due to a Permitted Transfer or to receive any part of any Subrent resulting from a Permitted Transfer that would otherwise be due it pursuant to Section 14.1D.
A Permitted Transfer shall also include the sale or issuance of shares in Tenant in connection with its public offering on a national stock exchange or a regularly traded over-the-counter market and quoted on NASDAQ or shares that may be traded publicly subsequent thereto in the regular course of trading and not as a result of any merger, take over or sale of assets.
G.    Reasonable Standards. The consent of Landlord to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Landlord to consider any of the following reasons, which list is not exclusive, in electing to deny consent:
(1)    The financial strength, credit, character and business or professional standing of the proposed transferee at the time of the proposed Transfer is not at least equal to that of Tenant at the time of execution of this Lease;
(2)    A proposed transferee whose occupation of the Premises would cause a diminution in the value of the Building or Project;
(3)    A proposed transferee whose impact or affect on the common facilities or the utility, efficiency or effectiveness of any utility or telecommunication system serving the Building or the Project or the other occupants of the Project would be adverse, disadvantageous or require improvements or changes in any utility or telecommunication capacity currently serving the Building or the Project;
(4)    A proposed transferee whose occupancy will require a variation in the terms of this Lease (including, without limitation, a variation in the use clause) or which otherwise adversely affects any interest of Landlord;

(5)    The existence of any default by Tenant under any provision of this Lease;
(6)    A proposed transferee who is or is likely to be, or whose business is or is likely to be, subject to compliance with additional laws or other governmental requirements beyond those to which Tenant or Tenant’s business is subject;
(7)    the proposed Transferee is a governmental agency or unit, a non-profit or charitable entity or organization or an existing tenant in the Project;
(8)    Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Building or the Project;
(9)    The proposed Transferee will use, store or handle Hazardous Materials (defined above) in or about the Premises of a type, nature or quantity not then acceptable to Landlord; or
(10)    The portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress.
N.    Reasonable Restriction. The restrictions on Transfer described in this Lease are acknowledged by Tenant to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the “Code”) Section 1951.4(b)(2). Tenant expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Landlord pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Premises would be unreasonable.
14.2    Transfer By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term “Landlord” as used herein shall mean the transferee of such interest in the Premises.
ARTICLE 15 GENERAL PROVISIONS
15.1    Landlord’s Right to Enter: Landlord and its agents may enter the Premises at any reasonable time after giving at least 24 hours’ prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, mortgagees or tenants; (v) making necessary alterations, additions or repairs;

(vi) performing Tenant’s obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises ordinary “for lease” signs or “for sale” signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this Section 15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises.
15.2    Surrender of the Premises: Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to Section 7.2A or Section 7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of the best standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease: (i) all interior walls shall be painted or cleaned so that they appear freshly painted; (ii) all tiled floors shall be cleaned and waxed; (iii) all carpets shall be cleaned and shampooed; (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced; (v) all interior and exterior windows shall be washed; (vi) the HVAC system shall be serviced by a reputable and licensed service firm and left in good operating condition and repair as so certified by such firm; and (vii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses). If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, (i) remove any Tenant’s Alterations which Tenant is required to remove pursuant to Section 5.2 and repair all damage caused by such removal. If the Premises are not so surrendered at the termination of this Lease, Tenant shall continue to be responsible for the payment of Rent until the Premises are so surrendered in accordance with said provisions and Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys’ fees and costs.
15.3    Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Tenn. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to 150% of the greater of (a) the Base Monthly Rent payable during the last full calendar month of the Lease Term, or (b) the then prevailing fair market rent. In any event, no provision of this Section 15.3 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant’s sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this section shall apply.
15.4    Subordination: Tenant covenants and agrees that this Lease is subject and subordinate to any Security Instrument and to any advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self operative and no further instrument of subordination need be required by any owner or holder of any such ground lease, mortgage, deed of trust or security agreement. In confirmation of such subordination, at Landlord’s request, Tenant shall execute promptly any appropriate certificate or instrument that Landlord may request and Tenant hereby constitutes and appoints Landlord as Tenant’s attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant. Notwithstanding the foregoing, any Lender shall have the right to elect, by written notice given to Tenant, to have this Lease be superior to its Security Instrument. In the event of the enforcement by any holder of the Security Instrument (“Successor Landlord”) of the remedies provided for by law or by such Security Instrument, at Successor Landlord’s election, Tenant will attorn to and recognize as its landlord, and become the tenant of, such Successor Landlord, without any change in the terms or other provisions of this Lease or without the execution of any further instrument by Tenant; provided, however, that such Successor Landlord or successor in interest shall not be bound by (a) any payment of Base Monthly Rent or Additional Rent for more than one (1) month in advance, (b) any amendment or modification of this Lease, or any waiver of the terms of this Lease, made without the written consent of such Successor Landlord, (c) any offset right that Tenant may have against any former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by a former Landlord that occurred before the date of attornment; (d) any obligation to pay Tenant any sum(s) that any former Landlord owed to Tenant unless such sums, if any, shall have actually been delivered to Successor Landlord by way of an assumption of escrow accounts or otherwise, (e) any obligation to pay Tenant any security deposited with a former Landlord, unless such security was actually delivered to such Successor Landlord; (f) any obligation to commence or complete any initial construction of improvements in the Premises or any expansion or rehabilitation of existing improvements thereon; or (g) any obligation arising from representations and warranties related to a former Landlord. Upon request by such Successor Landlord, whether before or after the enforcement of its remedies, Tenant shall execute and deliver an instrument or instruments confirming and evidencing the attornment herein set forth, and Tenant hereby irrevocably appoints Landlord as Tenant’s agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. This Lease is further subject to and subordinate to all matters of record.
If the Project is currently encumbered by a Security Instrument, Landlord shall request the beneficiary (or its servicer) of the existing Security Instrument that encumbers the Project as of the date hereof to issue its standard subordination, non-disturbance and attornment agreement (“SNDA”), pursuant to which such beneficiary agrees to recognize this Lease in the event of default under such Security Instrument or sale under such Security Instrument, so long as Tenant is not in default hereunder. Landlord’s sole obligation under this section is to request such SNDA and follow the process of such lender for issuance of a SNDA. The failure of such lender to issue its SNDA shall not relieve Tenant of any of its obligations under this Lease. Landlord will pay for the basic administrative fee, if any, to the lender and costs for such Lender’s attorney to prepare the SNDA, but Tenant shall be responsible for paying all additional costs incurred to negotiate any changes in the lender’s form of SNDA.
15.5    Lender Protection: Tenant will give the owners or holders of any Security Instrument (“Lienholder”), by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or Lienholder previously notified Tenant (by way of notice of assignment of rents and leases or otherwise) of the address of Lienholder. Tenant further agrees that if Landlord fails to cure such default within a reasonable period of time after Landlord’s receipt of such notice of default from Tenant, then Tenant will provide written notice of such failure to Lienholder and Lienholder will have an additional thirty (30) days within which to cure the default. Lienholder shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lienholder agrees or undertakes otherwise in writing. If the default cannot be cured within the additional thirty (30) day period, then Lienholder will have such additional time as may be necessary to effect the cure if, within the thirty (30) day period, Lienholder has commenced and is diligently pursuing the cure (including, without limitation, commencing foreclosure proceedings if necessary to effect the cure).
15.6    Estoppel Certificates and Financial Statements: At all times during the Lease Term, Tenant agrees, following any request by Landlord, promptly to execute and deliver to Landlord within 15 days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. A failure to deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord’s performance, and (iii) no rent has been paid more than 30 days in advance. At any time during the Lease Term Tenant shall, upon 15 days’ prior written notice from Landlord, provide Tenant’s most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.
15.7    Consent: Whenever Landlord’s approval or consent is required by this Lease, such approval or consent may be exercised in Landlord’s sole and absolute discretion, unless a different standard has been expressly provided in this Lease for the particular matter requiring Landlord’s consent or approval.
15.8    Notices: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the Summary (as applicable), (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received at the party’s Address for Notices. Either party may change its address by giving notice of the same in accordance with this Section 15.8, provided, however, that any address to which notices may be sent must be a California address.
15.9    Attorneys’ Fees: In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys’ fees, court costs, and experts’ fees as may be fixed by the court.
15.10    Authority: If Tenant is a corporation, limited liability company, partnership or other entity, each individual executing this Lease on behalf of said organization represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said organization in accordance with a duly adopted resolution or other applicable authorization of said organization, and that this Lease is binding upon said organization in accordance with its terms. Further, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution or other applicable authorization of said organization authorizing or ratifying the execution of this Lease.
15.11    Miscellaneous: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. “Party” shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder.

This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms “shall”, “will” and “agree” are mandatory. The term “may” is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.
15.12    Termination by Exercise of Right: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This ¶15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant’s Default.
15.13    Brokerage Commissions: Landlord and Tenant each represents and warrants to the other party that it has not authorized, retained or employed, or acted by implication to authorize, retain or employ, any real estate broker or salesman to act for it or on its behalf in connection with this Lease so as to cause the other party to be responsible for the payment of a brokerage commission, except for the Retained Real Estate Broker(s) identified in the Summary to this Lease. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman (other than the Retained Real Estate Brokers) whom the indemnifying party authorized, retained or employed, or acted by implication to authorize, retain or employ, to act for the indemnifying party in connection with this Lease
15.14    Force Majeure: Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of Landlord (except financial inability)

shall excuse the performance by Landlord, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder.
15.15    Entire Agreement: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord’s Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant’s intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant’s business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.
[the balance of this page has been intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.

LANDLORD:		TENANT:

DWF III WALSH BOWERS, LLC,		MIRAMAR LABS, INC.,
a Delaware limited liability company		a Delaware corporation

By:	Divco West Real Estate Services, Inc.,	By:	/s/ Brigid A. Makes
a Delaware corporation
	Its Agent	Name:	Brigid A. Makes

By:	/s/ James Teng	Title:	SVP & Chief Financial

Name:	James Teng

Its:	Managing Director

EXHIBIT A OUTLINE OF PREMISES
Exhibit A is intended only to show the general outline of the Premises. It is not to be scaled; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Premises.

SH AVENUE
2790 WALSH
2790 WALSH PREMISES
BOWERS AVENUE
2790 WALSH
2855 BOWERS
N

EXHIBIT B - PROJECT SITE PLAN
Exhibit B attached hereto is intended only to show the general layout of the Complex as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and/or Project and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

7782265_1.docx

EXHIBIT C - WORK LETTER FOR TENANT IMPROVEMENTS
(Tenant Performs)
This Exhibit C forms a part of that certain Lease (the “Lease”) by and between DWF III WALSH BOWERS, LLC, a Delaware limited liability company, as Landlord, and MIRAMAR LABS, INC., a Delaware corporation, as Tenant, to which this Exhibit is attached. If there is any conflict between this Exhibit and the Lease regarding the construction of the Tenant Improvements (hereinafter defined), this Exhibit shall govern. All capitalized terms referred to in this Exhibit shall have the same meaning provided in the Lease, except where expressly provided to the contrary in this Exhibit.
ARTICLE 1 DEFINITIONS
1.1    Additional Definitions. Each of the following terms shall have the following meaning:
Architect: The architectural firm selected by Tenant and approved by Landlord in its good faith discretion to prepare the “Preliminary Plans” and “Final Plans” (as such terms are hereinafter defined).
Contractor: The general contractor selected by Tenant and approved by Landlord in its sole and absolute discretion to construct the Tenant Improvements. The general contractor must be licensed and bondable in the State of California. Tenant may request that Landlord approve three (3) or more Contractors prior to competitive bidding, in which case Tenant may select any one of the Contractors approved by Landlord.
Landlord’s Allowance: A total amount equal to $292,560.00 to be paid by Landlord for the Construction Costs for the Tenant Improvements as provided in this Exhibit. Any unused portion of Landlord’s Allowance shall remain the property of Landlord, and Tenant shall have no interest in said funds. Tenant shall have until 270 days after the Delivery Date of this Lease (the “Outside Date”) to Substantially Complete the Tenant Improvements and use the Landlord’s Allowance for payment of Construction Costs for the Tenant Improvements. If Tenant has not Substantially Completed the Tenant Improvements and complied with the requirements in this Exhibit for payment of Landlord’s Allowance by the Outside Date, Tenant shall not be entitled to any remaining unused amount of Landlord’s Allowance.
Substantial Completion, Substantially Complete, and Substantially Completed (or similar phrase): The foregoing shall mean when the following have occurred or would have occurred but for any delay cause by Tenant:
(a)    Tenant has delivered to Landlord a certificate from the Architect, in a form reasonably approved by Landlord, that the Tenant Improvements have been Substantially Completed substantially in accordance with the Final Plans, except “punch list” items which may be completed

7782265_1.docx

within thirty (30) days without impairing Tenant’s use of the Premises or a material portion thereof, and Landlord has approved of the work in its sole and absolute discretion; and
(b)    Tenant has obtained from the appropriate governmental authority a final certificate of occupancy (or all building permits with all inspections approved or the equivalent) and all other approvals and permits for the Premises permitting occupancy and use of the Premises for its permitted use under the Lease.
Tenant Improvements: The improvements to be constructed in accordance with the Final Plans. Said work shall include architectural, mechanical and electrical work and life safety systems, and shall be in accordance with the criteria, procedures and schedules referred to in this Exhibit. The Tenant Improvements shall comply in all respects with all applicable laws, statutes, ordinances, building codes and regulations (collectively, “Applicable Laws”).
Construction Costs: All costs, expenses, fees, taxes and charges to construct the Tenant Improvements, including, without limitation, the following:
(1)    architects, engineers and consultants in the preparation of the Preliminary Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects of such plans for the Tenant Improvements, and for processing governmental applications and applications for payment, observing construction of the work, and other customary engineering, architectural, interior design and space planning services;
(2)    surveys, reports, environmental and other tests and investigations of the site and any improvements thereon;
(3)    labor, materials, equipment and fixtures supplied by the Contractor, its subcontractors and/or materialmen, including, without limitation, charges for a job superintendent and project representative;
(4)    the furnishing and installation of all heating, ventilation and air conditioning duct work, terminal boxes, distributing defusers and accessories required for completing the heating, ventilation and air-conditioning system in the Premises, including costs of meter and key control for after-hour usage, if required by Landlord;
(5)    all electrical circuits, wiring, lighting fixtures, and tube outlets furnished and installed throughout the Premises, including costs of meter;
(6)    all window and floor coverings in the Premises, including, without limitation, all treatment and preparatory work required for the installation of floor coverings over the concrete or other structural floor;
(7)    all fire and life safety control systems , such as fire walls, wiring and accessories installed within the Building;

(8)    all plumbing, fixtures, pipes and accessories installed within the Building;
(9)    fees charged by the city and/or county where the Building is located (including, without limitation, fees for building permits and approvals and plan checks) required for the work in the Building;
(10)    the Construction Administrative Fee (hereinafter defined) payable to Landlord’s agent and property manager;
(11)    all taxes, fees, charges and levies by governmental and quasi-governmental agencies for authorization, approvals, licenses and permits; and all sales, use and excise taxes for the materials supplied and services rendered in connection with the installation and construction of the Tenant Improvements; and
(12)    all costs and expenses incurred to comply with all Applicable Laws of any governmental authority for any work at the Project in order to construct the Tenant Improvements.
The term Construction Costs under this Exhibit shall not include (i) any fees, costs, expenses, compensation or other consideration payable to Tenant, or any of its officers, directors, employees or affiliates, or (ii) the cost any of Tenant’s furniture, artifacts, trade fixtures, telephone and computer systems and related facilities, or equipment. Any fees or costs referred to in clauses (i) or (ii) above shall be paid by Tenant without resort to Landlord’s Allowance.
ARTICLE 2 CONSTRUCTION OF TENANT IMPROVEMENTS
2.1    Preparation of Plans.
(a)    Preliminary Plans. As soon as is reasonably possible after the date of the Lease, Tenant shall submit to its Architect all additional information, including occupancy requirements for the Premises (“Information”), necessary to enable the Architect to prepare preliminary plans for the Tenant Improvements showing, among other things, all demising wails, corridors, entrances, exits, doors, interior design and partition, and the locations of all display and storage rooms and bathrooms. As soon as is commercially reasonable after the date hereof, Tenant shall cause the Architect to prepare preliminary plans for the Tenant Improvements and shall deliver two copies of same to Landlord for its review and written approval in its good faith discretion. Within ten (10) days after receipt of the preliminary plans, Landlord shall notify Tenant in writing that (i) Landlord approves of such preliminary plans or (ii) Landlord disapproves of such preliminary plans, the basis for disapproval and the changes requested by Landlord. If disapproved, Tenant shall cause the preliminary plans to be revised and shall submit the revised plans to Landlord for its review and approval as provided in this section. After approval of the preliminary plans as provided above, the preliminary plans shall be referred to as the “Preliminary Plans.”

(b)    Final Plans. Tenant shall cause the Architect to prepare final working drawings, which shall be consistent with the Preliminary Plans, compatible with the design, construction and equipment of the Building, comply with all Applicable Laws, capable of logical measurement and construction, and contain all such information as may be required for obtaining all permits and other governmental approvals for the construction of the Tenant Improvements (the “Working Drawings”). As soon as is commercially reasonable after approval of the Preliminary Plans are approved by the parties as provided above, Tenant shall submit two copies of the Working Drawings to Landlord for its review and approval in its good faith discretion. Within ten (10) days after receipt of the Working Drawings, Landlord shall notify Tenant in writing that (i) Landlord approves of such Working Drawings, or (ii) Landlord disapproves of such Working Drawings, the basis for disapproval and the changes requested by Landlord. Tenant shall cause the Working Drawings to be revised and shall submit the revised Working Drawings to Landlord for its review and approval as provided in this section. The Working Drawings approved in writing by the parties shall be referred to as the “Final Plans.”
(c)    General. It is the responsibility of Tenant to assure that the Final Plans and the Tenant Improvements constructed thereunder conform to all of the Applicable Laws. Tenant shall submit to Landlord one (1) reproducible and four (4) prints of the Final Plans and an electronic unlocked version in CAD format.
2.2    Selection and Approval of Certain Contractors. Any subcontractor performing any work on the life safety or alarm systems or work affecting the roof shall be subject to Landlord’s prior written approval in its sole and absolute discretion and Landlord may require the Tenant use Landlord’s contractor or a specific subcontractor for any such work. Landlord shall provide written notice of approval or disapproval within five (5) business days after Tenant’s request for such approval. The construction contract shall be subject to the prior written reasonable approval of Landlord and shall require, among other things, that the Contractor (a) obtain and deliver to Landlord evidence of insurance required by Landlord, and (b) execute, obtain and deliver to Tenant lien waivers in the form required under Applicable Law from the Contractor and all of its subcontractors and suppliers, and (c) monthly progress payments, with a ten percent (10%) retention, and (d) such other documents as the lender under any deed of trust may require.
2.3    Information Provided by Landlord. Acceptance or approval of any plan, drawing or specification, including, without limitation, the Preliminary Plans and the Final Plans, by Landlord shall not constitute the assumption of any responsibility by Landlord for the accuracy or sufficiency of such plans and material, and Tenant shall be solely responsible therefor. Tenant agrees and understands that the review of all plans pursuant to the Lease or this Exhibit by Landlord is to protect the interests of Landlord in the Building, and Landlord shall not be the guarantor of, nor responsible for, the correctness, completeness or accuracy of any such plans or compliance of such plans with Applicable Laws. Any information that may have been furnished to Tenant by Landlord or others about the mechanical, electrical, structural, plumbing or geological (including soil and sub-soil) characteristics of the Building or Project (hereinafter referred to as the “Site Characteristics”) are for Tenant’s convenience only, and Landlord does not represent or warrant that the Site Characteristics are accurate, complete or correct or that the Site Characteristics are as indicated. Any information that has been furnished by Landlord to Tenant has been delivered on the expressed condition and understanding that Tenant will independently verify whether such information is accurate, complete or correct and not rely on such information provided by Landlord.
2.4    No Responsibility of Landlord. Landlord’s approval of any plans, including, without limitation, the Preliminary Plans or the Final Plans, shall not: (i) constitute an opinion or agreement by Landlord that such plans and Tenant Improvements are in compliance with all Applicable Laws, (ii) impose any present or future liability on Landlord; (iii) constitute a waiver of Landlord’s rights hereunder or under the Lease or this Exhibit; (iv) impose on Landlord any responsibility for a design and/or construction defect or fault in the Tenant Improvements, or (v) constitute a representation or warranty regarding the accuracy, completeness or correctness thereof.
2.5    Actual Review Costs. Tenant shall pay to Landlord its actual costs incurred by its architect in reviewing and approving the Preliminary Plans, Working Drawings and Final Plans. All such reimbursements shall be made within ten (10) days after receipt of written invoice for same.
2.6    Changes. After approval of the Preliminary Plans or Final Plans by Landlord and Tenant, any changes in the Preliminary Plans or Final Plans shall require the prior written consent of Landlord in its sole and absolute discretion and the parties shall follow the same process as was required under section 2.1 for approval of plans. Any change requested by Tenant that is approved in writing by Landlord shall be prepared by the Architect and shall be subject to the review and approval of Landlord’s architect in its sole and absolute discretion. The cost of such changes, including the cost to revise such plans, obtain any additional permits and construct any additional improvements required as a result thereof, and the cost for materials and labor, and all other additional costs incurred by Landlord from resulting delays in completing the Tenant Improvements, shall be included as part of the Construction Costs for the Tenant Improvements.
2.7    Construction Budget for Tenant Improvements. After approval of the Final Plans by Landlord and Tenant as provided above, Tenant shall prepare a detailed estimate of the Construction Costs for the Tenant Improvements. Tenant shall deliver a copy of the construction budget to Landlord.
2.8    Building Permits and Approvals. Not later than after approval by Landlord and Tenant of the Final Plans and Construction Budget as provided above, Tenant or its Contractor shall submit the Final Plans to the appropriate governmental body for plan checking and all building permits and other governmental and quasi-governmental approvals.
2.9    Conduct of Work. Tenant shall confine the construction activity to within the Premises as much as possible and shall work in an orderly manner removing trash and debris from the project on a daily basis. At no time will pipes, wires, boards or other construction materials cross public areas where harm could be caused to the public. All such work shall be undertaken in strict compliance with all Applicable Laws and Landlord rules and regulations. If Tenant fails to comply with these requirements, Landlord shall have the right, but not the obligation, to cause remedial action (at Tenant’s cost) as deemed necessary by Landlord to protect the public. Tenant shall complete construction of the Tenant Improvements free and clear of all liens, security interests and encumbrances of any kind.
(a)    Pre-construction Submittals to Landlord. A minimum of ten (10) days prior to the commencement of construction, Tenant shall submit the following items to Landlord:
(1)    A certificate setting forth the proposed commencement date of construction and the estimated completion dates of construction work, fixturing work and projected opening date;
(2)    Certificates of all insurance required under the Lease and this Exhibit;
(3)    Copies of all building permits, and all other permits and approvals required by governmental agencies to construct the Tenant Improvements; and
(4)    Copies of the construction contract with Tenant’s Contractor.
(b)    Delays. Tenant shall with reasonable diligence prosecute construction of the Tenant Improvements to complete all work by the Commencement Date. Any delay in completing such work, including any delay as a result of governmental delays, acts of God and other events beyond the control of Tenant, shall not extend or delay the time for the commencement of payment Rent or any other sum under the Lease.
(c)    Correction of Work. Landlord may reject any portion of the Tenant Improvements which is defective or not in conformity with the Final Plans. Landlord shall not be responsible for correcting the portions of the Tenant Improvements which were defective or not in compliance with the Final Plans; all such work shall be the responsibility of Tenant at its sole cost and expense.
2.10    Notice of Completion; Cony of Record set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a notice of completion (or the equivalent notice required under local law to provide notice to all contractors, subcontractors and materialmen that the work is completed and the time for filing any mechanic’s lien is running) to be recorded in the Official Records of the County where the Building is located, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction: (i) Tenant shall cause the Architect and Contractor (A) to update the Final Plans as necessary to reflect all changes made to the Final Plans during the course of construction, (B) to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises; and (ii) Tenant shall deliver to Landlord a copy of all signed building permits and certificates of occupancy, and all warranties, guaranties, and operating manuals and information relating to the improvements, equipment and systems in the Premises.

2.11    Tenant’s Parties and Insurance. The Contractor and all subcontractors, laborers, materialmen, and suppliers used by Tenant collectively shall be referred to as “Tenant’s Parties”.
(a)    Indemnity. Tenant’s indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Parties, or any one directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment.
(b)    Requirements of Tenant’s Parties. Each of Tenant’s Parties shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant’s Parties shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors, and (ii) the date when the Tenant Improvements have been Substantially Completed. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to material or workmanship of or with respect to the Tenant Improvements shall be contained in the construction contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.
(c)    Insurance Requirements. In addition to the insurance requirements set forth in the Lease, Tenant shall comply with the following requirements:
(1)    General Coverages. All of Tenant’s Parties shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry commercial liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the Lease.
(2)    Special Coverage. Tenant shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Parties shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in the Lease.
(3)    General Terms. Certificates for all insurance carried pursuant to the foregoing sections shall be delivered to Landlord before the commencement of construction of the

Tenant Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days’ prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Parties shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this section shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant’s Parties. All insurance, except Workers’ Compensation, maintained by Tenant’s Parties shall preclude or waive subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under the Lease or this Exhibit.
2.12    Labor Matters. Tenant shall perform or cause Tenant’s contractor to perform all work in the making and/or installation of any repairs, alterations or improvements in a manner so as to avoid any labor dispute which causes or is likely to cause stoppage or impairment of work or delivery service or any other services in the Project. In the event there shall be any such stoppage or impairment as the result of any such labor dispute or potential labor dispute, Tenant shall immediately undertake such actions as may be necessary to eliminate such dispute or potential dispute, including, but not limited to, (a) removing all disputants from the job site until such time as the labor dispute no longer exists, (b) seeking an injunction in the event of a breach of contract between Tenant and Tenant’s contractor, and (c) filing appropriate unfair labor practice charges in the event of a union jurisdictional dispute.
2.13    Temporary Facilities During Construction. Tenant shall obtain in its name and pay for all temporary utility facilities, and the removal of debris, as necessary and required in connection with the construction of the Premises. Storage of Tenant’s contractors’ construction material, tools, equipment and debris shall be confined to the Premises and any other areas which may be designated for such purposes by Landlord. Landlord shall not be responsible for any loss or damage to Tenant’s and/or Tenant’s contractors’ equipment. In no event shall any materials or debris be stored in the malls or service or exit corridors of the Project.
2.14    Miscellaneous. The Tenant Improvements shall be subject to the inspection and approval of Landlord and its supervisory personnel. All contractors engaged by Tenant shall be bondable, licensed contractors, possessing good labor relations, capable of performing quality workmanship.
15.16    Construction Administrative Fee. Landlord, or an agent of Landlord, shall be paid a construction administrative fee (the “Construction Administrative Fee”) equal to one and one-half percent (1.5%) of the amount of the Constructions Costs for the Tenant Improvements. The

Construction Administrative Fee shall be included in the Construction Costs. Landlord shall deduct from Landlord’s Allowance and pay its agent the amount of Construction Administrative Fee on a monthly basis. Tenant shall be responsible for payment of the Construction Administrative Fee to the extent Construction Costs exceed the Landlord’s Allowance.
ARTICLE 3 PAYMENT OF CONSTRUCTIONS COSTS
3.1    Payment of Costs. Tenant shall pay for the Tenant Improvements, except for the Landlord’s Allowance which Landlord shall advance as hereinafter provided. Landlord shall only be responsible for payment of up to the amount of Landlord’s Allowance for the Tenant Improvements. If the Construction Costs for the Tenant Improvements are greater than the amount of the Landlord’s Allowance, Tenant shall be solely responsible for such additional costs.
3.2    Payment by Landlord. Landlord shall make one payment of the Landlord’s Allowance within thirty (30) days after receipt by Landlord of (i) the final certificate of occupancy for the Premises, (ii) copies of all applicable building permits reflecting final sign-off by the local governmental authority, (iii) a copy of the as-built Final Plans for the Tenant Improvements, and (iv) unconditional lien waivers from the general contractor and all subcontractors and suppliers (v) receipt and approval by Landlord of the Architect’s certificate referred to in the definition of Substantial Completion in this Exhibit, which approval shall not be unreasonably withheld.
ARTICLE 4 GENERAL PROVISIONS
4.1    Bonds. Upon the request of Landlord prior to commencing construction of the Tenant Improvements, Tenant shall deliver to Landlord certified copies of a bond issued by a surety company authorized to do business in the state where the Building is located and reasonably accepted to Landlord in principal amount not less than the full amount of the Tenant Improvement Construction Costs, issued on behalf of Tenant’s general contractor, naming Tenant and Landlord (and if requested by Landlord, its lender under any deed of trust or other financing instrument affecting the Project or any portion thereof) as dual obligees. Notwithstanding the delivery by Tenant of such bond, Tenant shall pay promptly for all labor and materials supplied to Tenant in connection with the construction of the Tenant Improvements, shall not cause or permit any liens for such labor or materials to attach to the Land or the Building, and shall bond or discharge any such lien which may be filed or recorded within fifteen (15) days after Tenant receives actual notice of such filing or recording.
4.2    Tenant’s Representative. Tenant hereby authorizes Shannon Holt of Tenant as Tenant’s representative to act on its behalf and represents its interests with respect to all matters which pertain to the construction of Tenant Improvements, and to make decisions binding upon Tenant with respect to such matters.

EXHIBIT D - ACCEPTANCE AGREEMENT
ACCEPTANCE AGREEMENT
This Acceptance Agreement is made as of ____________, by and between the parties hereto with regard to that certain Lease dated ____________, by and between DWF III Walsh Bowers, LLC, a Delaware limited liability company, as Landlord (“Landlord”), and Miramar Labs, Inc., a Delaware corporation, as Tenant (“Tenant”), affecting those premises located at 2790 Walsh Avenue, Santa Clara, California. The parties hereto agree as follows:

1.
Landlord delivered possession of the Premises to Tenant on ____________, with all improvements and work, if any, required of completed in a good and workmanlike manner and otherwise in the condition required under the Lease and Tenant accepted possession of the Premises.

2.	The Commencement Date of the Lease Term for the Premises is ____________, and the Lease Term for the Premises expires on ____________, unless sooner terminated according to the terms of the Lease.

3.
Each party represents and warrants to the other that it is duly authorized to enter into this document and perform its obligations without the consent or approval of any other party and that the person signing on its behalf is duly authorized to sign on behalf of such party.

LANDLORD:		TENANT:

DWF III WALSH BOWERS, LLC,		MIRAMAR LABS, INC.,
a Delaware limited liability company		a Delaware corporation

By:	Divco West Real Estate Services, Inc.,	By:
a Delaware corporation
	Its Agent	Name:

By:		Title:

Name:		Dated:

Its:

Dated:

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EXHIBIT E — OPTION TO EXTEND
This Exhibit E (this “Exhibit”) is made in connection with and is a part of that certain Lease by and between DWF III Walsh Bowers, LLC, a Delaware limited liability company, as Landlord, and Miramar Labs, Inc., a Delaware, as Tenant, (the “Lease”).
1.Definitions and Conflict. All capitalized terms referred to in this Exhibit shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Exhibit. In case of any conflict between any term or provision of the Lease and any exhibits attached thereto and this Exhibit, this Exhibit shall control.
2.    Option to Extend and Rent During the Extended Period: Tenant shall have one option to extend the original Term of the Lease for a period of five (5) years (the period shall be referred to as the “Extension Period”) by giving written notice of exercise of such option (“Extension Option Notice”) at least two hundred seventy (270) days, but not more than three hundred sixty-five (365) days, prior to the expiration of the Term. The Extension Period shall commence, if at all, immediately following the expiration of the original Term of the Lease. If Tenant is in default under any term or provision of the Lease on the date of giving an Extension Option Notice, or if Tenant is in default under any term or provision of the Lease on the date of the applicable Extension Period is to commence, the Extension Period at the option of Landlord shall not commence and the Lease shall expire at the end of original Term. The Extension Period shall be upon all of the terms and provisions of the Lease, except that (i) the Base Monthly Rent during such Extension Period shall be one hundred percent (100%) of then Fair Market Rent, but not less than the Base Monthly Rent payable during the last month prior to the commencement of the Extension Period, (ii) any work, allowance, free rent, or concession provided by Landlord in connection with the commencement of the initial Term shall not apply; and (iii) Tenant shall not have any additional option to extend.
2.1    Fair Market Rent. The term “Fair Market Rent” for purposes of determining Base Monthly Rent during the Extension Period shall mean the greater of (i) the Base Monthly Rent payable during the last month prior to the commencement of the Extension Period, or (ii) the base monthly rent generally applicable to similar triple net leases at comparable class buildings of comparable size, age, quality of the Premises in the Santa Clara area projected as of the first day of the Extension Period by giving due consideration for the quality of the Building and improvements therein (including the quality of the then existing improvements in the Premises), the quality of the tenants’ credit, for a term comparable to the Extension Period at the time the commencement of the Extension Period is scheduled to commence, and for comparable space that is not subleased or subject to another party’s expansion rights or not leased to a tenant that holds an ownership interest in the landlord, without any deduction for amortization or cost of tenant improvements, allowances, capital improvements or commissions whether or not incurred by Landlord, and otherwise subject to the terms and conditions of this Lease that will be applicable during the Extension Period.
2.2    Procedure to Determine Fair Market Rent. Landlord shall notify Tenant in writing of Landlord’s determination of the Fair Market Rent (“Landlord’s FMR”) within thirty (30) days after receipt of the Extension Option Notice. Within thirty (30) days after receipt of such written notice of Landlord’s FMR, Tenant shall have the right either to: (i) accept Landlord’s FMR,

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or (ii) elect to have the Fair Market Rent determined in accordance with the appraisal procedure set forth below. The failure of Tenant to provide written notice of its election under the preceding sentence shall be deemed an acceptance of Landlord’s FMR. The election (or deemed election ) by Tenant under this section shall be non-revocable and binding on the parties.
2.3    Appraisers. If Tenant has elected to have the Fair Market Rent determined by an appraisal, then within ten (10) days after receipt of Tenant’s written notice of such an election, each party, by giving written notice to the other party, shall appoint a broker to render a written opinion of the Fair Market Rent for the Extension Period. Each broker must be a real estate broker licensed in the State where the Building is located for at least five years and with at least five years’ experience in the appraisal of rental rates of leases or in the leasing of space in commercial buildings in the area in which the Building is located and otherwise unaffiliated with either Landlord or Tenant. The two brokers shall render their written opinion of the Fair Market Rent for the Extension Period to Landlord and Tenant within thirty (30) days after the appointment of the second broker. If the Fair Market Rent of each broker is within three percent (3%) of each other, then the average of the two appraisals of Fair Market Rent shall be the Fair Market Rent for the Extension Period. If one party does not appoint its broker as provided above, then the one appointed shall determine the Fair Market Rent. The Fair Market Rent so determined under this section shall be binding on Landlord and Tenant.
2.4    Third Appraiser. If the Fair Market Rent determined by the brokers is more than three percent (3%) apart, then the two brokers shall pick a third broker within ten (10) days after the two brokers have rendered their opinions of Fair Market Rent as provided above. If the two brokers are unable to agree on the third broker within said ten (10) day period, Landlord and Tenant shall mutually agree on the third broker within ten (10) days thereafter. If the parties do not agree on a third qualified broker within ten (10) days, then at the request of either Landlord or Tenant, such third broker shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County where the Building is located. The third broker shall be a person who has not previously acted in such capacity for either party and must meet the qualifications stated above.
2.5    Impartial Appraisal. Within thirty (30) days after its appointment, the third broker (the “Third Party”), shall render its written opinion by selecting the Fair Market Rent made Landlord’s or Tenant’s broker to be the Fair Market Rent for the Extension Period. The Third Party may not offer any different opinion or recommendation of Fair Market Rent. The Fair Market Rent determined in accordance with the foregoing procedure shall be binding on the parties.
2.6    Appraisal Costs. Each party shall bear the cost of its own appraiser and one-half (1/2) the cost of the third appraiser, unless the Fair Market Rent of the Third Opinion is within five percent (5%) Landlord’s FMR, in which case Tenant shall bear the entire cost of the third appraiser.
2.7    Acknowledgment of Rent. After the Fair Market Rent for the Extension Period has been established in accordance with the foregoing procedure, Landlord and Tenant shall promptly execute an amendment to the Lease to reflect the minimum monthly rent for the Extension Period.
2.8    Personal Option. The foregoing option to extend is personal to the original Tenant signing the Lease (and its affiliates), but may not be assigned or transferred to or exercised by any other assignee, sublessee or transferee under a Transfer.

EXHIBIT F — HAZARDOUS MATERIAL DISCLOSURE CERTIFICATE
Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:
Landlord:    DWF III Walsh Bowers, LLC
c/o Divco West Real Estate Services, Inc.
575 Market Street, 35th Floor
San Francisco, CA 94015
Attn.: Property Management
Name of (Prospective) Tenant: Miramar Labs

Mailing Address:

Contact Person, Title and Telephone Number(s):

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

Address of (Prospective) Premises: 2790 Walsh Avenue, Santa Clara, California.

Length of (Prospective) Initial Term:
1.General Information:
Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

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2.    Use, Storage and Disposal of Hazardous Materials
2.1        Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes	Yes [ ]	No [ ]
Chemical Products	Yes [ ]	No [ ]
Other	Yes [ ]	No [ ]

If Yes is marked, please explain:

2.2        If Yes is marked in Section 2.1, attach as Schedule 1 a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.
3.    Storage Tanks and Sumps
3.1        Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.
Yes [ ]    No [ ]

If yes, please explain:

4.    Waste Management

4.1        Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.
Yes [ ]    No [ ]
4.2        Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.
Yes [ ]    No [ ]
If yes, attach a copy of the most recent report filed.
5.    Wastewater Treatment and Discharge
5.1    Will your company discharge wastewater or other wastes to:

storm drain?	sewer?
surface water?	no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.2    Will any such wastewater or waste be treated before discharge?
Yes [ ]    No [ ]
If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.    Air Discharges
6.1        Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes [ ]    No [ ]

If yes, please describe:

6.2        Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

Spray booth(s)	Incinerator(s)
Dip tank(s)	Other (Please describe)
Drying oven(s)	No Equipment Requiring Air Permits

If yes, please describe:

7.    Hazardous Materials Disclosures
7.1        Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.
Yes [ ]    No [ ]
If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.
7.2        Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.
Yes [ ]    No [ ]

If yes, please explain:

8.    Enforcement Actions and Complaints
8.1        With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.
Yes [ ]    No [ ]
If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the Lease Agreement.

8.2        Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?
Yes [ ]    No [ ]
If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the Lease Agreement.

8.3        Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.
Yes [ ]    No [ ]

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the Lease Agreement.

9.    Permits and Licenses
9.1        Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.
The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the Hazardous Material Certificate notwithstanding Landlord’s/Tenant’s receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord’s acceptance of such certificate, (ii) Landlord’s review and approval of such certificate, (iii) Landlord’s failure to obtain such certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.
I (print name) ________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:
Title:
Date:

SCHEDULE I
TO HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

7782265_1.docx

HAZARDOUS MATERIAL DISCLOSURE CERTIFICATE
Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:
Landlord:    DWF III Walsh Bowers, LLC
c/o Divco West Real Estate Services, Inc.
575 Market Street, 35th Floor
San Francisco, CA 94015
Attn.: Property Management
Name of (Prospective) Tenant: Miramar Labs

Mailing Address:	445 Indio Way Sunnyvale, CA 94085

Contact Person, Title and Telephone Number(s):	Cynthia Kada, Director of Quality Assurance,
(408) 940-8723

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
Sara Nakamura, Tel: 408-940-8722 or Cynthia Kada, Tel: 408-940-8723
Address of (Prospective) Premises: 2790 Walsh Road, Santa Clara, California.

Length of (Prospective) Initial Term:	5 years

1.    General Information:
Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

2.    Use, Storage and Disposal of Hazardous Materials

7782265_1.docx

2.3        Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes	Yes [ X ]	No [ ]
Chemical Products	Yes [ X ]	No [ ]
Other	Yes [ X ]	No [ ]

If Yes is marked, please explain:	Chemical & bio hazardous wastes are generated
and temporarily stored on the premise. However, all wastes are shipped off-site for disposal by a Medical Waste Management company, Stericycle, formally known as
AllChem, in San Jose, CA.
2.4        If Yes is marked in Section 2.1, attach as Schedule I a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.
3.    Storage Tanks and Sumps
3.2        Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.
Yes [ ]    No [ X ]

If yes, please explain:

4.    Waste Management
4.3        Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes [ X ]    No [ ]
4.4        Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.
Yes [ ]    No [ X ]
If yes, attach a copy of the most recent report filed.
5.    Wastewater Treatment and Discharge
5.3    Will your company discharge wastewater or other wastes to:

storm drain?		sewer?
surface water?	X	no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.4    Will any such wastewater or waste be treated before discharge?
Yes [ ]    No [ X ]
If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.    Air Discharges
6.3        Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.
Yes [ ]    No [ X ]

If yes, please describe:

6.4        Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

Spray booth(s)		Incinerator(s)
Dip tank(s)		Other (Please describe)
Drying oven(s)	X	No Equipment Requiring Air Permits

If yes, please describe:

7.    Hazardous Materials Disclosures
7.1        Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.
Yes [ ]    No [ X ]
If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.
7.2        Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.
Yes [ ]    No [ X ]

If yes, please explain:

8.    Enforcement Actions and Complaints
8.4        With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.
Yes [ ]    No [ X ]
If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the Lease Agreement.

8.5        Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?
Yes [ ]    No [ X ]
If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the Lease Agreement.

8.6        Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.
Yes [ ]    No [ X ]

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the Lease Agreement.

9.    Permits and Licenses
9.2        Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.
The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the Hazardous Material Certificate notwithstanding Landlord’s/Tenant’s receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord’s acceptance of such certificate, (ii) Landlord’s review and approval of such certificate, (iii) Landlord’s failure to obtain such certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.
I (print name) Kathy O’Shaughnessy, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:	/s/ Kathy O’Shaughnessy
Title:	VP, Clinical/Regulatory/Quality Assurance
Date:	12/17/2013

SCHEDULE 1
TO HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE
LIST OF HAZARDOUS MATERIALS

7782265_1.docx

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
1128-M-T (Dymax)	Adhesive	NA	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.009	0.003	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
222MS, Thrdlocker LS (Loctite)	Adhesive	NA	NA	Liquid	ambient	>100°F	Plastic Bottle	R&D, Production	Controlled Temp. (Refrigerator)	0.015	0.003	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3311 Light Cure Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	<ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.125	0.025	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 1 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
3321 Light Cure Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	<ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.026	0.007	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3981 Hysol® Epoxy (Loctite)	Adhesive	NA	NA	Liquid	ambient	<ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.016	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3-in-1 Multi-Purpose Oil (WD-40 Company)	Lubicant	NA	NA	Liquid	ambient	ambient	Plastic Bottle	Production	Inventory Shelf	12.500	0.063	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3M Fastbond™ Contact Adhesive 30-NF Green (3M)	Contact Adhesive	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.250	0.250	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3M Fastbond™ Contact Adhesive 30-NF, Neutral (3M)	Contact Adhesive	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.250	0.250	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3M Super 77 Multipurpose Adhesive (3M)	Adhesive Spray	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D, Production	Flammable Storage Cabinet	0.456	0.456	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
3M™ UV Screen Printable Adhesive SP7514 (3M)	Adhesive Spray	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.250	0.250	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
4011 Prism Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.176	0.044	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
4014 Prism Medical Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.097	0.049	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
4305 Flashcure Light Cure (Loctite)	Adhesive	3	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.315	0.063	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
4307 Flashcure® Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.234	0.078	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
4861 Prism Instant Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.097	0.049	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
460-PCCL105 Closed Loop Treatment (Nalco Company)	Closed Loop Treatment	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Acid Storage Cabinet	2.000	1.000	gal	Shipped off-site for disposal	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 2 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
5055 UV/V SIL (Loctite)	Silicone	NA	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.026	0.007	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
5056™ Light Cure Adhesive Part No. 1214250 (Loctite)	Adhesive	3	NA	Liquid	ambient	ambient	Tube	Production	Controlled Temp. (Refrigerator)	0.159	0.053	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
70% Isopropyl Alcohol	70% Isopropyl Alcohol	3	67-63-0	Liquid	ambient	ambient	Plastic Bottle	R&D, Production	Flammable Storage Cabinet	6.000	1.000	gal	Shipped off-site for disposal	BI-yearly (5 gal per disposal)
7471 Primer T (Loctite)	Primer	3	NA	Liquid	ambient	>120ºF	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.042	0.014	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
9001-E-V3.7 (Dymax)	Silicone Adhesive	NA	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.125	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 3 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
9-318-F (Dymax)	Adhesive	NA	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.038	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
99& Isopropyl Alcohol	99& Isopropyl Alcohol	NA	67-63-0	Liquid	ambient	ambient	Plastic Bottle	R&D, Production	Flammable Storage Cabinet	6.000	1.000	gal	Shipped off-site for disposal	Bi-yearly (5 gal per disposal)
99.5% Isopropyl Alcohol	99.5% Isopropyl Alcohol	NA	NA	liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	1.000	1.000	gal	Shipped off-site for disposal	Annually (1 gal per disposal)
Acetone	Acetone	3	67-64-1	Liquid	ambient	ambient	Plastic Bottle	R&D, Production	Flammable Storage Cabinet	1.000	1.000	gal	Shipped off-site for disposal	Annually (1 gal per disposal)
Activator-T™ (Cohler Enterprises)	Inorganic and organic salt mix	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Acid Storage Cabinet	2.000	2.000	lbs	Shipped off-site for disposal	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Aluminum Powder	Aluminum Powder	4.3	NA	Solid	ambient	ambient	Glass	R&D, Production	Flammable Storage Cabinet	1.000	1.000	lbs	Shipped off-site for disposal	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Aluminum Sulfate, Hydrate (Lilly Miller)	Aluminum Sulfate, Hydrate	9	7384-31-8	Solid	ambient	ambient	Box	R&D	Base Storage Cabinet	4.000	4.000	lbs	Shipped off-site for disposal	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Amerway 200 Rosin Flux-RMA-25 (Amerway, Inc)	Rosin Flux	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	2.000	1.000	gal	Shipped off-site for disposal	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Anchorlube G-771	Lubicant	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.031	0.031	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Aquasonic Clear® Ultrasound Gel	Ultrasound Gel	NA	NA	Solid	ambient	ambient	Tube	R&D, Clinic	Lab Cabinets	0.264	0.066	gal	N/A - used in clinic	NA
Araldite 2011 A (Huntsman)	Epoxy	NA	NA	Liquid	ambient	ambient	Tube	R&D	Lab Cabinets	0.028	0.014	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Araldite 2011 B (Huntsman)		NA	NA	Liquid	ambient	ambient	Tube	R&D						
Araldite 2043 A (Huntsman)	Epoxy	NA	NA	Liquid	ambient	ambient	Tube	R&D	Lab Cabinets	0.048	0.024	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Araldite 2043 B (Huntsman)		NA	NA	Liquid	ambient	ambient	Tube	R&D						
ArctiClean Step 2 Thermal Surface Purifier (Arctic Silver Inc)	Surface Cleaner	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, Production	Lab Cabinets	0.008	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
BADGER PROPEL (Badger)	Liquid Propellent	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Lab Cabinets	0.810	0.081	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Betadine® Solution (Prudue Frederick Co.)	Betadine Solution	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D,Clinic	Lab Cabinets	0.125	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Céramique High-Density Thermal Compound (Arctic Silver Inc)	Thermal Compound	NA	NA	Liquid	ambient	ambient	Tube	R&D	Lab Cabinets	0.194	0.049	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
CF1-135 (NuSil Tech)	Silicone Primer	3	NA	Liquid	ambient	ambient	Glass	R&D, Production	Flammable Storage Cabinet	0.008	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Charcoal, Actived	Charcoal, Actived	NA	7440-44-0	Solid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.552	0.276	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 4 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
C-iodine	C-Iodine	NA	10102-68-8	Liquid	ambient	ambient	Glass	Clinic	Lab Cabinets	0.625	0.125	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Circuitworks 2400 (ITW Chemtronics)	Epoxy, Conductive 2-Part	NA	NA	Solid	ambient	ambient	Cylinder	R&D	Lab Cabinets	0.232	0.031	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Connector Coating (MG Chemicals)	Liquid Coating substitute for electical tape. Coats wires, connectors etc.	NA	NA	Liquid	ambient	ambient	Glass	R&D	Flammable Storage Cabinet	0.050	0.050	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 5 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Design Master - Platinum (Design Mater Color Tool)	Spray Paint	4.1	NA	Gas	ambient	ambient	aerosol Can+K113	R&D, Warehouse	Flammable Storage Cabinet	0.687	0.687	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Devcon® 5 Minute® Expoxy amber [1:1]	Expoxy, Conductive 2-Part	NA	NA	Liquid	ambient	ambient	Tube	R&D	Lab Cabinets	1.875	0.687	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Dow Corning® 736 Heat Resistant/Sealant (Dow Corning)	Sealant	NA	NA	Solid	ambient	ambient	Plastic Bottle	R&D, Production	Lab Cabinets	0.024	0.024	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Dow Corning® High Vacuum Grease (Dow Corning)	Grease	NA	NA	Grease	ambient	ambient	Tube	R&D	Flammable Storage Cabinet	0.330	0.330	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
DUPLI-COLOR™ Filler Primer, Gray (The Sherwin-Willams Co.)	Primer	NA	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.625	0.625	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Duster Ultra Pure Duster (TechSpray)	Dusting Gas	NA	NA	Liquid	ambient	ambient	Cylinder	R&D, Production	Flammable Storage Cabinet	3.130	0.626	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
ECCOSTOCK HIK (Emerson & Cuming)	Low Loss Powder, Resins & Adhesive	NA	NA	Liquid	ambient	ambient	Can/Glass	R&D	Lab Cabinets	0.375	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
ECCOSTOCK HIK5000 (Emerson & Cuming)	Filled blend of vinyl monomers (Cured Sheet)	NA	NA	Liquid	ambient	ambient	Can/Glass	R&D	Lab Cabinets	0.125	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Electoking Dynamic Electrocleaning Solution (Cohler Enterprises)	Electrocleaning Solution	NA	NA	Solid	ambient	ambient	Plastic Bottle	R&D	Base Storage Cabinet	2.000	2.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Enzol® Enzymatic Detergent (Advanced Sterilization Productst)	Detergent	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, Production	Lab Cabinets	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
EPM-2421 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	Glass	R&D	Flammable Storage Cabinet	0.013	0.013	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
EPM-2421 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	Glass	R&D						
EPM-2422 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	Glass	R&D	Flammable Storage Cabinet	0.022	0.022	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
EPM-2422 Part B (NuSil Tech)		NA	NA	Liquid, Solid	ambient	ambient	Glass	R&D						
Ethylene Glycol	Ethylene Glycol	NA	107-21-1	Liquid	ambient	ambient	Plastic Bottle	R&D	Lab Cabinets	1.057	1.057	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
F.P Monomer Self Cure (Flexbar Machine)	Curing Liquid	3	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.032	0.032	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
F.P Tray Polymer, #64 Blue, Shade #26151 (Flexbar Machine)	Blended, Pigmented, Filled Acrylic Polyerms	NA	NA	Solid	ambient	ambient	Glass	R&D	Flammable Storage Cabinet	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Facsimile Separator (Flexbar Machine)	Separator	NA	NA	Solid	ambient	ambient	Glass	R&D	Flammable Storage Cabinet	0.020	0.020	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 6 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory					Storage					Quanities			Disposal	
Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Fine-L-Kote SR, High Viscosity (TechSpray)	Silicone Conformal Coating	3	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.750	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Fine-L-Kote UR, High Viscosity (TechSpray)	Urethane Conformal Coating	3	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	1.500	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Flexbar Reprorubber Thin Pour Material (Flexbar Machine)	Vinyl Polysiloxine	NA	NA	Liquid	ambient	ambient	Glass	R&D	Lab Cabinets	0.100	0.100	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Flexible Polyurethane Foam, 3F (Art Stuf)	Polyether-based urethane polymers	NA	NA	Solid	ambient	ambient	Plastic Bottle	R&D	Lab Cabinets	2.000	2.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Flux-Off® Lead-Free (ITW Chemtronics)	Flux Remover	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D, Production	Flammable Storage Cabinet	2.250	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Formalin 10%	Formalin	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.000	5.500	gal	Shipped off-site for disposal	Only when this chemical is present - rarely purchase this chemical
GC Static Free Flux Remover (GC Electronics)	Static Remover	NA	NA	Liquid	ambient	ambient	Cylinder	R&D, Production	Lab Cabinets	2.258	1.129	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
GE16204 5TG-Tube (Momentive performance)	Sealant	NA	NA	Solid	ambient	40-120°F	Tube	R&D	Lab Cabinets	0.022	0.022	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Glycerine	Glycerine	NA	56-81-5	Liquid	ambient	ambient	Plastic jug	R&D	Flammable Storage Cabinet	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Goo Gone	Cleaner	3	NA	Liquid	ambient	ambient	Plastic bottle	R&D	Lab Cabinets	0.875	0.875	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Graphite	Graphite	NA	7782-72-5	Solid	ambient	ambient	Plastic bottle	R&D, MachineShop	Lab Cabinets	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
HIBICLEN® (GC America Inc)	Antimicrobial Agent	NA	NA	Liquid	ambient	ambient	Plastic Bottle	Clinical	Lab Cabinets	1.000	0.250	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Hydrogen Peroxide 3%	Disinfectant	NA	NA	Liquid	ambient	ambient	Plastic Bottle	Clinical	Lab Cabinets	0.125	0.125	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 7 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Hysol M-31CL Epoxy Hardener (Loctite)	Epoxy Resin	NA	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.132	0.132	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Hysol M-31CL Epoxy Resin (Loctite)		NA	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.132	0.132	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Hysol U-05FL Urethane Adhesive (Loctite)	Adhesive	NA	NA	Liquid	ambient	>100ºF	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.026	0.026	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Iodine	Iodine	NA	7553-56-2	Liquid	ambient	ambient	Glass	R&D	Flammable Storage Cabinet	0.383	0.383	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Isopropanol	Isopropanol	NA	67-63-0	Liquid	ambient	ambient	Plastic Jug	R&D	Flammable Storage Cabinet	0.125	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
JB Kwik Epoxy Steel Resin Part A (JB Weld)	Epoxy	NA	NA	Solid	ambient	>100ºF	Tube	R&D	Flammable Storage Cabinet	0.876	0.876	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
JB Kwik Epoxy Steel Hardener Part B (JB Weld)		NA	NA	Solid	ambient	>100ºF	Tube	R&D						
Kilz 2 Latex (Masterchem Industries, LLC)	Latex	NA	NA	Liquid	ambient	ambient	Can	R&D	Flammable Storage Cabinet	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Krylon Brushed Metallic, Satin Nickel (Sherwin-Williams Co.)	Spray Paint	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	1.375	0.068	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Krylon Fusion for Plastic Metallic Shimmer, Nickel Shimmer (Sherwin-Williams Co.)	Spray Paint	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.500	0.500	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Krylon® Original Chrome (Sherwin-Williams Co.)	Spray Paint	2.1	NA	liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.500	0.500	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Lidocaine 2% (Vedco Quality Plus Products)	Lidocaine Injection	NA	NA	Liquid	ambient	ambient	Glass	Clinic	Lab Cabinets	0.026	0.026	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Lidocaine HCL 1% (Hospira, Inc)	Lidocaine Injection	NA	NA	Liquid	ambient	ambient	glass	Clinic	Lab Cabinets	0.630	0.001	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Lidocaine HCL 4% (Hospira, Inc)	Lidocaine Injection	NA	NA	Liquid	ambient	ambient	glass	Clinic	Lab Cabinets	0.005	0.001	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Liqui-Nox (SPI Supplies)	Detergent	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 8 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
LORD 363A (Lord Corp.)	Epoxy, Adhesive	NA	NA	Liquid	ambient	ambient	Tube	R&D	Flammable Storage Cabinet	0.008	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
LORD 363B (Lord Corp.)		NA	NA	Liquid	ambient	ambient	Tube	R&D						
M-21HP Hydrol Medic Epoxy Hardener (Loctite)	Epoxy	NA	NA	Liquid	ambient	>ambient	Tube	R&D	Controlled Temp. (Refrigerator)	0.026	0.013	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
M-21HP Hydrol Medic Epoxy Resin (Loctite)		NA	NA	Liquid	ambient	>ambient	Tube	R&D						

Page 9 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
MED-1000 (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	glass	R&D	Flammable Storage Cabinet	0.500	0.500	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED1-4900-7 (NuSil Tech)		NA	NA	Solid	ambient	ambient	glass	R&D	Flammable Storage Cabinet	0.063	0.063	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-162 (NuSil Tech)	Silicone Primer	3	NA	Solid	ambient	ambient	glass	R&D, Production	Flammable Storage Cabinet	0.250	0.125	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-163 (NuSil Tech)	Silicone Primer	3	NA	Liquid	ambient	ambient	glass	R&D, Production	Lab Cabinets	0.008	0.008	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED2-4013 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	>90°F	glass	R&D	Flammable Storage Cabinet	1.057	1.057	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED2-4013 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	glass	R&D						
MED3-4013 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	>90°F	Plastic Bottles	R&D	Flammable Storage Cabinet	0.264	0.132	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED3-4013 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D						
MED-4011 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.125	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-4011 Part B (Nusil Tech)														
MED-4035 Part A (NuSil Tech)	Silicone	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	2.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-4035 Part B (NuSil Tech)		NA	NA											
MED4-4220 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	Plastic	R&D, Production	Flammable Storage Cabinet	0.039	0.013	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED4-4220 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	Plastic Bottles							
MED-4900-2 (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	>ambient	Tube	R&D, Production	Flammable Storage Cabinet	0.220	0.110	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-4900-6 (NuSil Tech)	Polymer	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	0.026	0.013	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-4940 Part A (NuSil Tech)	Silicone	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.026	0.013	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-4940 Part B (NuSil Tech)		NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D						
MED-4960 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D, Production	Lab Cabinets	0.026	0.013	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED-4960 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	Plastic Bottles							
MED50-4900-6 (NuSil Tech)	Silicone	NA	NA	Solid	ambient	ambient	glass	R&D	Lab Cabinets	0.063	0.063	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
MED51-4900-7 (NuSil Tech)	Polymer	NA	NA	Solid	ambient	ambient	glass	R&D	Flammable Storage Cabinet	0.063	0.063	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Mobil Vactro Oil No. 4 (Exxon Mobil)	Lubricant	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, MachineShop	Flammable Storage Cabinet	1.000	1.000	gal	N/A - used on tools	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Mobil Vacuum Pump Oil	Lubricant	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, MachineShop	Flammable Storage Cabinet	0.250	0.250	gal	N/A - used on tools	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Mobil Velocite Oil No. 6	Circulating/gear oil	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, MachineShop	Flammable Storage Cabinet	1.000	1.000	gal	N/A - used on tools	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Mobilith SHC 100	Grease	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, MachineShop	Flammable Storage Cabinet	0.086	0.086	gal	N/A - used on tools	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 10 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
MS-122DF PTFE Release Agent Dry Lubricant (Miller-Stephanson)	Release Agent/Dry Lubricant	NA	NA	Liquid	ambient	>125ºF	Aerosol Can	R&D	Flammable Storage Cabinet	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Nickel (Alfa Aesar)	Nickel Powder	4.1	7440-02-0	Solid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	1.102	1.102	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Nickel Chromium Powder (Alfa Aesar)	Nickel Chromium Powder	4.1	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	0.220	0.220	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Partall® Paste # 2 (Rexco)	Wax Polishing	NA	NA	Solid	ambient	ambient	Tin	R&D	Flammable Storage Cabinet	2.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Plasti Dip Spray Blue (Plasti Dip International)	Coating	2.1	NA	Liquid	ambient	>120ºF	Aerosol Can	R&D, Production	Flammable Storage Cabinet	0.688	0.688	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Plastic Polish #1 7010 (NOVUS Inc)	Clean and restore plastic surfaces	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	1.260	0.063	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 11 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Plastic Polish #2 7011 (NOVUS Inc)	Clean and restore plastic surfaces	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	1.260	0.063	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Plastic Polish #3 (NOVUS Inc)	Clean and restore plastic surfaces	NA	NA	liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.015	0.015	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Pol-Ease® 2300 Release Agent (Polytek Development Co)	Release Agent	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.750	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Polocaine/Polocaine MPF (Fresenius Kabi, USA)	Lidocaine Injection	NA	NA	Liquid	ambient	ambient	glass	Clinic	Lab Cabinets	0.026	0.013	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Polyethylene Powder (Chevron Phillip)	Resin	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Postitive Developer (MG Chemicals)	Disolves exposed photoresist	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Base Storage Cabinet	0.250	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Prism 4013 Instant Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.088	0.044	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Prism 4061 Instant Adhesive (Loctite)	Adhesive	3	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.176	0.044	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Prism® 4541 Medical Device Instant Adhesive Surface Insensitive Gel	Adhesive	3	NA	Liquid	ambient	ambient	Tube	R&D, Production	Controlled Temp. (Refrigerator)	0.097	0.049	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Prism 7701 Primer (Loctite)	Primer	3	NA	Liquid	ambient	ambient	glass	Production	Controlled Temp. (Refrigerator)	0.027	0.014	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
PRO SOLUCTION PREMIUM PVR (Sunnyside Corporation)	Solvent-Mixture	6.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.250	0.250	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Pro-Strength Liquid-Plumr® Power Gel Clog Remover (Clorox)	Drain Cleaner, Drain Opener	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D, Production	Base Storage Cabinet	1.875	0.625	gal	Shipped off-site for disposal	Annually (5 gal per disposal)
Propane (Bernz-O-matic)	Propane	2.1	74-98-6	Liquid	ambient	ambient	Cylinder	R&D	Flammable Storage Cabinet	0.881	0.881	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Propyl alcohol, N-(1-Propanpol) (Pharmco Products, Inc.)	N-Propyl alcohol	3	71-23-8	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	1.000	1.000	gal	Shipped off-site for disposal	Annually (5 gal per disposal)
R-2630 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	0.250	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
R-2630 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D						
R-2631 Part A (NuSil Tech)	Silicone	NA	NA	Liquid	ambient	ambient	glass	R&D	Flammable Storage Cabinet	0.250	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
R-2631 Part B (NuSil Tech)		NA	NA	Liquid	ambient	ambient	glass	R&D						

Page 12 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Resin Solution, UN1866 (Sher-Fab)	Unsaturdated Polyester Resin	NA	NA	Liquid	ambient	ambient	Can	R&D	Flammable Storage Cabinet	0.130	0.130	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 13 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Rosin Flux RA300-25 (Amerway)	Soldering flux	NA	NA	Liquid	ambient	ambient	Can	R&D	Flammable Storage Cabinet	1.057	1.057	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
RP Super Filter Coat #412 (Research Products Corp.)	Filter coating	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Lab Cabinets	0.080	0.080	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
RTV162 12C-Crtg (Waterford Plant)	Sealant	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	0.021	0.021	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sanosil S010 (Sanosil International, LLC)	Detergent	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Lab Cabinets	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Silicone Conformal Coating (MG Chemicals)	Protective coating for PC boards	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D, Production	Flammable Storage Cabinet	0.750	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sodium Chloride (LabPro)	Sodium Chloride	NA	7647-14-5	Solid	ambient	ambient	Plastic Bottles	R&D	Base Storage Cabinet	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sodium Hydroxide 4% (LabPro)	Sodium Hydroxide	8	1310-73-2	Liquid	ambient	ambient	Plastic Bottles	R&D	Base Storage Cabinet	0.250	0.250	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sodium Persulfate (MG Chemicals)	Sodium Persulfate	5.1	7775-27-1	Solid	ambient	ambient	Plastic Bottles	R&D	Acid Storage Cabinet	1.102	1.102	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Specialty Coating Aerosol Plastic Primer (Rust-Oleum Corporation)	Plastic Primer	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D, Wet Lab	Flammable Storage Cabinet	0.688	0.688	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
SPILFYTER® Formaldehyde Solidfier (NPS)	Formaldehyde Solidifer	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.264	0.264	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sprayon Dry Film KRYTOX Mold Release (Sherwin-Willams)	Mold Release	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D, Production	Flammable Storage Cabinet	0.750	0.750	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sprayon MR™ 311 Dry Film Release Agent Aerosol (Sprayon Products)	Mold Release	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.750	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sprayon MR™ 314 Paintable Lecithin Release Agent (Sprayon Products)	Mold Release	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.750	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Sprayon MR™ 315 Urethane & Styrene Silicone Release Agent	Silicone Release Agent	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	0.750	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Stay-Silv White Flux (Harris Products Co.)	Brazing Flux	8	NA	Solid	ambient	ambient	Plastic Bottle	R&D	Lab Cabinets	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Super Shield Nickel Conductive Coating (MG Chemicals)	Coating	2.1	NA	Liquid	ambient	ambient	Cylinder	R&D, Production	Flammable Storage Cabinet	1.499	0.750	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Superior No. 510 (Superior Flux & Mfg Co)	Chloride-free, Inorganic Acid Flux	8	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Acid Storage Cabinet	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Superior No. 601 (Superior Flux & Mfg Co)	Silver brazing paste flux	NA	NA	Solid	ambient	ambient	Plastic Bottle	R&D	Acid Storage Cabinet	1.500	1.500	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 14 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Superior No. 75 (Superior Flux & Mfg Co)	Soft-Soldering flux	8	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Acid Storage Cabinet	1.000	1.000	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TAP Acrylic Cement (IPS Corporation)	Solvent cement for acrylics, polycarbonate, etc.	6.1	NA	Liquid	ambient	ambient	Tin	R&D	Lab Cabinets	0.300	0.030	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TAP Flexible Expanding Foam Side A (Henry Co.)	Foam Resin	9 FGIII	NA	liquid	ambient	ambient	Plastic Bottle	R&D	Lab Cabinets	0.125	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TAP Flexible Expanding Foam Side B (Henry Co.)		NA	NA	Liquid	ambient	ambient	glass	R&D		0.125	0.125	gal		
TAP Magic EP-Xtra® Formula (Steco Co)	Cutting Liquid	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	1.000	1.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Tap Silicone RTV Thinner (Shin-Etsu)	Silicone Fluid	NA	NA	Liquid	ambient	ambient	Can	R&D	Lab Cabinets	0.016	0.016	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Tap Silicone RTV Thixotropic Additive (Rhodia)	Silicone	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.125	0.125	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Tap Super Flexible Silicone RTV (Wacker)	Silicone	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	8.000	8.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Tap Super Flexible Silicone RTV Catalyst (Wacker)	Silicone Fluid	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.800	0.800	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TAP X-30 Polyurthane Foam Side A/B (Henry Co)	Polyurethane Foam Resin	NA	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	0.125	0.125	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Termalene WG-40 (Bel-Ray Co.)	Lubricant	NA	NA	Liquid	ambient	ambient	Aerosol Can	R&D, Production	Flammable Storage Cabinet	0.264	0.264	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Tetanium Oxide, Anatase (Inframat Advanced Materials)	22N-0801A, Titanium Oxide	NA	13463-67-7	Solid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	0.204	0.204	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Tiva Nickel-Mirror (Cohler Enterprises)	Sodium Salt Solution	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D	Acid Storage Cabinet	0.250	0.250	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Toluene (Pharmco Products, Inc.)	Toluene	3	108-88-3	Liquid	ambient	ambient	Plastic Bottle	R&D	Flammable Storage Cabinet	1.000	1.000	gal	N/A - used on products	Annually
Toluidine Blue O (Fisher Scientific)	Powder Dye	NA	202-146-2	Solid	ambient	ambient	Glass	R&D	Lab Cabinets	0.011	0.011	lbs	Shipped off-site for disposal	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Touch n Foam MaxFill Maximum Expanding Sealent (Convenience Products)	Insulation	2	NA	gas	ambient	ambient	Cylinder	R&D	Flammable Storage Cabinet	3.000	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TRA-BOND FDA 16 Hardener (Emerson & Cuming)	2-part Epoxy	8	NA	Liquid	ambient	ambient	Tube	R&D	Lab Cabinets	0.010	0.005	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TRA-BOND FDA 16 Resin (Emerson & Cuming)		NA	NA	Liquid	ambient	ambient	Tube	R&D		0.010	0.005	lbs		

Page 15 of 16

Master Chemical Inventory and Medical Waste List Updated: 12/5/2013

Chemical Inventory

Common Name (Mfg)	Description	Haz Class	Cas. No.	Physical Type	Storage					Quanities			Disposal	
					Pressure	Temp	Container	Location	Type	Max Daily	Largest Cont.	Units	Method	Frequency
Triton X-100 (Fisher Scientific)	Liquid Dye	NA	9002-93-1	Liquid	ambient	ambient	Glass	R&D	Lab Cabinets	0.026	0.026	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
TX151 (Balmar, LLC)	Solidifying Powder	NA	NA	Solid	ambient	ambient	Plastic Bottles	R&D	Lab Cabinets	3.000	3.000	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Unleaded Gasoline	Gasoline (emergency use for generator)	3	NA	Liquid	ambient	ambient	Plastic Bottles	R&D	Flammable Storage Cabinet	1.000	1.000	gal	N/A - used on machine	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Up & Up Carpet & Upholstery Cleaner "compare to Resolve Carpet Cleaner" (Target Generic Brand)	Stain Remover	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	1.375	1.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
WD-40 (WD-40 Company)	Lubricant	2.1	NA	Liquid	ambient	ambient	Aerosol Can	R&D	Flammable Storage Cabinet	1.500	0.750	lbs	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Woolite® Oxy Deep® Carpet Stain & Odor Remover (Bissell Homecare, Inc.)	Stain Remover	NA	NA	Liquid	ambient	ambient	Plastic Spray	R&D	Lab Cabinets	0.170	0.170	gal	N/A - used on products	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Xylocaine 2% Viscous Solution (AstaZeneca)	Lidocaine Solution	NA	NA	Liquid	ambient	ambient	glass	Clinic	Lab Cabinets	0.026	0.005	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Xylocaine® Injection 1% (AstaZeneca)	Lidocaine Injection	NA	NA	Liquid	ambient	ambient	glass	Clinic	Lab Cabinets	0.009	0.003	gal	N/A - used in clinic	Rarely - Only Expired Chemicals, Shipped off-site for disposal
Zero Charge Hand Lotion (TechSpray)	Anti-Static Hand Lotion	NA	NA	Liquid	ambient	ambient	Plastic Bottle	R&D, Production	Lab Cabinets	0.750	0.250	gal	N/A - used on employees	Rarely - Only Expired Chemicals, Shipped off-site for disposal

Page 16 of 16

California Environmental Reporting System (CERS) — Business Owner Operator

Facility/Site

Miramar Labs, Inc.
445 Indio Way
Sunnyvale, CA 94085

CERS ID
10440013

Submittal Status

Submitted on 5/28/2013 by *Sara Nakamura* of Miramar Labs, Inc. (Sunnyvale, CA)
Submittal was *Accepted*; Processed on 7/8/2013 by *R Asuncion* for Sunnyvale Department of Public Safety

Identification

Miramar Labs, Inc.

Operator Phone	Business Phone	Business Fax
(408) 940-8700	(408) 940-8700	

Beginning Date	Ending Date	
4/10/2013	4/9/2014	
Dun & Bradstreet	**SIC Code**	**Primary NAICS**
	3845	

Facility/Site Mailing Address

445 Indio Way
Sunnyvale, CA 94085

Primary Emergency Contact

Shannon Holt
Title
Manager, Human Resources & Administration

Business Phone	24-Hour Phone	Pager Number
(408) 940-8702	(650) 380-0455	

Owner

Darrell Zoromski
(408) 940-8702
445 Indio Way
Sunnyvale, CA 94085

Secondary Emergency Contact

Title

Business Phone	24-Hour Phone	Pager Number

Billing Contact

Joan Caldwell
(408) 940-8775 jcaldwell@miramarlabs.com
445 Indio Way
Sunnyvale, CA 94085

Environmental Contact

Sara Nakamura
(408) 940-8722 snakamura@miramarlabs.com
445 Indio Way
Sunnyvale, CA 94085

Name of Signer	Signer Title	Document Preparer
Sara Nakamura		Sara Nakamura

Additional Information

Locally-collected Fields

Some or all of the following fields may be required by your local regulator(s).

Property Owner

Phone

Mailing Address

Assessor Parcel Number (APN)

Number of Employees

Facility ID
FA0263928

Printed on 12/4/2013 4:25 PM

California Environmental Reporting System (CERS) | Business Activities

Site Identification

Miramar Labs, Inc.
445 Indio Way
Sunnyvale, CA 94085
County
Santa Clara

CERS ID
10440013
EPA ID Number
CAL000341369

Submittal Status

Submitted on 5/28/2013 by *Sara Nakamura* of Miramar Labs, Inc. (Sunnyvale, CA)
Submittal was *Accepted*; Processed on 7/8/2013 by *R Asuncion* for Sunnyvale Department of Public Safety

Hazardous Materials

Does your facility have on site (for any purpose) at any one time, hazardous materials at or above 55 gallons for liquids, 500 pounds for solids, or 200 cubic feet for compressed gases (include liquids in ASTs and USTs); or is regulated under more restrictive inventory local reporting requirements (shown below if present); or the applicable Federal threshold quantity for an extremely hazardous substance specified in 40 CFR Part 355, Appendix A or B; or handle radiological materials in quantities for which an emergency plan is required pursuant to 10 CFR Parts 30, 40 or 70?	**No**

Underground Storage Tank(s) (UST)

Does your facility own or operate underground storage tanks?	**No**

Hazardous Waste

Is your facility a Hazardous Waste Generator?	**Yes**
Does your facility treat hazardous waste on-site?	**No**
Is your facility's treatment subject to financial assurance requirements (for Permit by Rule and Conditional Authorization)?	**No**
Does your facility consolidate hazardous waste generated at a remote site?	**No**
Does your facility need to report the closure/removal of a tank that was classified as hazardous waste and cleaned on-site?	**No**
Does your facility generate in any single calendar month 1,000 kilograms (kg) (2,200 pounds) or more of federal RCRA hazardous waste, or generate in any single calendar month, or accumulate at any time, 1 kg (2.2 pounds) of RCRA acute hazardous waste; or generate or accumulate at any time more than 100 kg (220 pounds) of spill cleanup materials contaminated with RCRA acute hazardous waste.	**No**
Is your facility a Household Hazardous Waste (HHW) Collection site?	**No**

Excluded and/or Exempted Materials

Does your facility recycle more than 100 kg/month of excluded or exempted recyclable materials (per HSC 25143.2)?	**No**
Does your facility own or operate ASTs above these thresholds? Store greater than 1,320 gallons of petroleum products (new or used) in aboveground tanks or containers.	**No**
Does your facility have Regulated Substances stored onsite in quantities greater than the threshold quantities established by the California Accidental Release prevention Program (CalARP)?	**No**

Additional Information

No additional comments provided.

Printed on 12/4/2013 4:25 PM

ENVIRONMENTAL HEALTH PERMIT

PERMIT HOLDER IS RESPONSIBLE FOR THIS PERMIT: Renew on or before expiration date. If Permit Holder does not receive renewal notice present this Permit to the address below on or before the expiration date. Late payments are assessed penalty.

HOLT, SHANNON, BUSINESS MANAGER

MIRAMAR LABS
445 INDIO WY
SUNNYVALE, CA 94085

PERMIT IS NOT TRANSFERABLE & MAY BE REVOKED FOR CAUSE. Permit is void on change of owner. New owner must apply and pay for permit (s) prior to operation or penalties will be assessed.

SANTA CLARA COUNTY-DEPARTMENT OF ENVIRONMENTAL HEALTH
1555 BERGER DR, SUITE 300, SAN JOSE, CA 951122716
408-918-3400

ENVIRONMENTAL HEALTH PERMIT

REGULATED FACILITY :	**MIRAMAR LABS INC** **445 INDIO WY** **SUNNYVALE, CA 94085**	Facility ID: Account ID: Issued:	FA0263928 AR1284802 6/12/2013
OWNER NAME :	**MIRAMAR LABS INC**		

Permit #	**PT0469183**	**4358 - MED WASTE GEN-OTHER**
Program #	PR0388991	MIRAMAR LABS INC-MW
		Valid From 7/1/2013 to 6/30/2014

JIM BLAMEY, Acting Director, Department of Environmental Health
DISPLAY IN PUBLIC VIEW

6001.rpt1.0.1.03.00

Linda S. Adams
Secretary for
Environmental Protection

Department of Toxic Substances Control

Maureen F. Gorsen, Director
1001 "I" Street
P.O. Box 806
Sacramento, California 95812-0806

Arnold Schwarzenegger
Governor

ATTN: CYNTHIA KADA
MIRAMAR LABS INC
199 JEFFERSON DR
MENLO PARK CA 94025

EPA ID Number Issued: March 16, 2009
Location Address:
445 INDIO WY
SUNNYVALE CA 94089

PERMANENT RECORD - DO NOT DESTROY
YOUR CALIFORNIA EPA IDENTIFICATION NUMBER IS:

CAL000341369

This is to acknowledge that a permanent California Environmental Protection Agency Identification (EPA ID) Number has been assigned to your place of business.

An EPA ID Number is assigned to a person or business at a specific site. It is only valid for the location and person or business to which it was assigned. If your business has multiple generation sites, each site must have its own unique number. If you stop handling hazardous waste, move your business, change ownership, change mailing address, or change the type or amount of waste you handle, you must notify the Department of Toxic Substances Control immediately. If your business has moved, your EPA ID Number must be canceled. A new number must be obtained for your new location if you continue to generate hazardous waste.

This EPA ID Number must be used for all manifesting, record keeping, and reporting requirements.
Please retain this notice in your files.

Department of Toxic Substances Control
Office of Data Evaluation and Environmental Indicators
Generator Information Services Section
Telephone: (916) 255-1136 or California Only Toll-free Number: (800) 618-6942

Operator's Initials: ASanders

version: April 2008

Printed on Recycled Paper

SUNNYVALE DEPARTMENT OF PUBLIC SAFETY
700 ALL AMERICA WAY
SUNNYVALE, CA 94088

FIRE PREVENTION & ENVIRONMENTAL PROGRAMS CONSOLIDATED PERMIT

BUREAU OF SPECIAL OPERATIONS
SUNNYVALE DEPARTMENT OF PUBLIC SAFETY

PERMITTEE:	**MIRAMAR LABS**	**OCCUPANCY#:**	**9117002-N**
ADDRESS:	**445 INDIO WAY**	**DATE ISSUED:**	**11/4/2009**
	SUNNYVALE, CA 94085	**DATE EXPIRES:**	**11/30/2014**

Permit applicants and the applicants' agents and employees shall carry out the proposed activities listed in this permit in compliance with Sunnyvale Municipal Code, California Fire Code and other laws or regulations applicable thereto, whether specified or not, and in complete accordance with approved plans and specifications. **This permit is subject to annual fees and inspections.**

This facility has met all requirements for the following safety and environmental programs. These activities are permitted at this facility:

- ☐ **FIRE CODE REGULATED OPERATIONS** (Title 16.52 SMC)
- ☒ **HAZARDOUS MATERIALS STORAGE** (Title 20 SMC)
- ☐ **UNDERGROUND STORAGE TANK OPERATIONS** (Title 20 SMC)
- ☐ **TOXIC GAS OPERATIONS** (Title 16.53 SMC)
- ☐ **CALIFORNIA ACCIDENTAL RELEASE PLAN** (Cal/ARP)
- ☒ **HAZARDOUS WASTE GENERATOR**
- ☐ **HAZARDOUS WASTE TREATMENT ON SITE**

- The attached sheets contain the details and conditions of each permitted activity.
- If there are changes in any of the above permitted activities or if you have any questions related to this permit, please contact Fire Prevention & Environmental Services, Bureau of Special Operations at (408) 730-7212.

Ron Stanich

Supervisor

NOTE: This permit is for the above-identified programs. Other related permits may be required to meet Fire Code, Building Code, or other Sunnyvale Municipal Code requirements. Where other permits or approvals are required, it is your responsibility to obtain them.

This Permit shall be kept on the premises designated therein at all times and shall be posted in a conspicuous location on the premises or shall be kept available for inspection at all times by an officer of the fire or police department or other authorized persons.

pubsfty@ci.sunnyvale.ca.us
(408) 730-7100

HAZARDOUS MATERIALS STORAGE

PERMITTEE: MIRAMAR LABS

ADDRESS: 445 INDIO WAY

This facility has met all the requirements of Title 20 SMC (Hazardous Materials Storage) and is authorized to store the following regulated materials:

HAZARDOUS MATERIALS SCHEDULE (Quantity Range for Each Class Determined From Filed HMMP)

DOT HAZARD CLASS	MATERIAL QUANTITY RANGE
2.1 Flammable Gas	
2.2 Non-Flammable Gas	
2.3 Poison Gas	
3 Flammable Liquids	1
4 Flammable Solids	
5.1 Oxidizers	
5.2 Organic Peroxides	
6.1 Poison Materials	
6.2 Etiological Materials	
8 Corrosives	1
9 Miscellaneous	
• Regulated Materials Not DOT	
• Cryogenic Gases	

QUANTITY RANGES:

1 Up to and including 500 pounds for solids, 55 gallons for liquids and 200 cubic feet at STP for compressed gases.
2 Between 501 and 5,000 pounds for solids, 56 and 550 gallons for liquids and 201 and 2,000 cubic feet at STP for compressed gases.
3 Between 5,001 and 25,000 pounds for solids, 551 and 2,750 gallons for liquids and 2,001 and 10,000 cubic feet at STP for compressed gases.
4 Between 25,001 and 50,000 pounds for solids, 2,751 and 5,550 gallons for liquids and 10,001 and 20,000 cubic feet at STP for compressed gases.
5 More than 50,001 pounds for solids, 5,551 gallons for liquids and 20,001 cubic feet at STP for compressed gases.

CONDITIONS:

ANNUAL INVENTORY CERTIFICATION: You must report inventory changes within thirty (30) days (20.20.010 SMC). Provide a complete hazardous materials inventory annually or submit a certification that the inventory on file with the Fire Prevention & Environmental Services Unit is accurate.

PERMIT CONDITIONS

Permit No: 43-9117 Facility: Miramar Labs

In order to maintain the operating permit, the permit holder must comply with all regulatory requirements, to include, but not all inclusive of the number items below:

* The unified program agency or CUPA fee shall be paid for per county or city ordinance and/or state law, whichever is the more strict.
* Hazardous Waste Generator Program: CHSC Division 20, Chapter 6.5 Articles 1-13, Section 25100 et seq., and Title 22 CCR Chapter 20.